UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03451

SEI Daily Income Trust

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: January 31, 2014

Date of reporting period: January 31, 2014

Item 1. Reports to Stockholders.

January 31, 2014

ANNUAL REPORT

SEI Daily Income Trust

† Money Market Fund

† Government Fund

† Government II Fund

† Prime Obligation Fund

† Treasury Fund

† Treasury II Fund

† Ultra Short Duration Bond Fund

† Short-Duration Government Fund

† Intermediate-Duration Government Fund

† GNMA Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Daily Income Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI DAILY INCOME TRUST — JANUARY 31, 2014

Letter to Shareholders

To Our Shareholders:

Fixed-income markets experienced notably higher volatility during the fiscal year ended January 31, 2014, thanks in large part to rising concerns over the future direction of Federal Reserve (Fed) policy.

In addition to potential changes in monetary policy, investors were forced to grapple with concerns over the global economy, choppy economic data, political brinksmanship, the appointment of a new Fed leader, significant flows out of emerging market debt, and serious credit challenges to the municipal bond market, as highlighted by the default of the City of Detroit.

Fortunately, most of those issues were resolved in favorable ways. Congress approved Janet Yellen’s appointment to the Fed Chairmanship without too much drama. Despite a two-week shutdown of the federal government in the fall of 2013, Democrats and Republicans were able to craft a budget and federal debt ceiling agreement that took budget-related issues off the table for the foreseeable future. Finally, economic data become more positive in the second half of 2013, both in the U.S. and abroad, with the notable exception of some key emerging-market countries.

However, tapering of the Fed’s bond purchases (known as quantitative easing, or QE) took its toll on financial markets. Although there was a brief respite in July, most areas of the fixed-income market sold off from May through July, as the Fed indicated it would soon start ratcheting down its QE-related purchases. Markets rebounded nicely in September and October, after the Fed surprised investors by delaying “the taper,” but the reprieve only lasted until December, when the Fed began to scale back its $85 billion monthly purchases by a planned $10 billion per month. This process is likely to continue as long as the economy stays reasonably healthy, and at this point, Fed tapering appears to be partly priced into the market. As a result, fixed-income markets enjoyed positive returns in January 2014.

In a departure from the last several years, long-dated Treasurys were especially hard hit in 2013, as the long end of the yield curve saw the biggest jump in rates. Other fixed-income sectors experienced heightened volatility but managed, for the most part, to produce positive, albeit muted returns during the reporting period.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Daily Income Trust. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Daily Income Trust / Annual Report / January 31, 2014	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI DAILY INCOME TRUST — JANUARY 31, 2014

Ultra Short Duration Bond Fund

I. Objective

The Ultra Short Bond Duration Fund (the “Fund”) seeks to provide a higher current income than typically offered by a money-market fund while maintaining a high degree of liquidity and a correspondingly higher risk of principal volatility.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund’s current sub-advisors are Wellington Management Company, LLP and Logan Circle Partners, L.P.

III. Market Commentary

For the fiscal year ended January 31, 2014, the non-Treasury sectors of the U.S. fixed-income market outperformed similar-duration Treasuries. (Duration is a measure of interest rate sensitivity that is impacted by time to maturity and other factors.) Geopolitical concerns regarding Syria and potential tapering of the Federal Reserve’s (“Fed”) bond-buying program added uncertainty to the U.S. economic outlook early in the period. The Fed’s surprise announcement in September that it would not taper asset purchases, which was contrary to what the market had been led to expect earlier in the year, was one of the more notable events of the period, as Fed Chairman Bernanke explained that financial conditions were not strong enough to justify tapering. On December 18, however, the Fed announced a monthly $10 billion reduction of its monthly $85 billion bond-buying program, while reaffirming its commitment to keep interest rates low. The tapering announcement came with stronger forward guidance, and the market perceived the changes as consistent with increased monetary policy accommodation. While the Fed is expected to continue reducing asset purchases by the same amount in each of its upcoming meetings, the timeline for tapering is still dependent on economic data. Treasury yields fluctuated throughout the period and rose at the long end, with the 10-year Treasury yield ending at 2.65%.

The investment-grade credit sector outperformed Treasuries, due to low broker inventories and strong investor demand. Despite heavy supply throughout the period, investment-grade bond spreads continued to tighten, as corporate earnings met or exceeded expectations. U.S. bank regulation continued to be an issue, as banks faced large legal payouts stemming from the 2008 financial crisis and the Fed’s proposal of firmer bank liquidity requirements. In response to the latter, banks continued to improve their capital ratios and asset quality, which has remained a positive trend for banks’ bondholders. Agency MBS outperformed Treasuries, as the sector benefitted from the Fed’s continued monthly purchases. However, performance in the agency mortgage market was volatile and coupon dependent, as lower coupons underperformed due to economic data surprising to the upside, which moved Fed tapering expectations forward and interest rates higher. (Lower-coupon issues tend to be more price-sensitive to rising interest rates, all else equal.) Rates and mortgage spreads oscillated, as markets dealt with geopolitical risk and mixed economic data. In addition, the $900 billion non-agency mortgage market saw prices grind higher, as investor demand remained firm due to the sector’s attractive valuation relative to other fixed-income instruments.

IV. Return vs. Benchmark

The Ultra Short Duration Bond Fund, Class A, returned 0.64% (net of fees) for the fiscal year ended January 31, 2014, compared to 0.25% for the benchmark, the Barclays Capital Short U.S. Treasury 9-12 Month Index.

V. Fund Attribution

The primary drivers of the Fund’s outperformance were its allocations to non-agency MBS, corporate securities and ABS. The non-agency MBS market remained well supported by a strong technical and fundamental backdrop, as housing continued to improve. U.S. investment-grade corporate bonds also performed well during the period. The Fund used Treasury futures to efficiently manage its duration and yield-curve exposures.

2	SEI Daily Income Trust / Annual Report / January 31, 2014

Ultra Short Duration Bond Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Ultra Short Duration Bond Fund, Class A	0.64%	1.16%	3.48%	1.86%	3.49%
Barclays Capital Short U.S. Treasury 9-12 Month Index	0.25%	0.32%	0.49%	2.05%	3.54%

Comparison of Change in the Value of a $10,000 Investment in the Ultra Short Duration Bond Fund, Class A, versus the Barclays Capital Short U.S. Treasury 9-12 Month Index

[1]

For the periods ended January 31, 2014. Past performance is no indication of future performance. Class A Shares were offered beginning 9/28/93. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SEI Daily Income Trust / Annual Report / January 31, 2014	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI DAILY INCOME TRUST — JANUARY 31, 2014

Short-Duration Government Fund

I. Objective

The Short-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Multi-Manager Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The Fund’s current sub-advisor is Wellington Management Company, LLP.

III. Market Commentary

For the fiscal year ended January 31, 2014, the non-Treasury sectors of the U.S. fixed-income market outperformed similar-duration Treasuries. (Duration is a measure of interest rate sensitivity that is impacted by time to maturity and other factors.) Geopolitical concerns regarding Syria and potential tapering of the Federal Reserve’s (“Fed”) bond-buying program added uncertainty to the U.S. economic outlook early in the period. The Fed’s surprise announcement in September that it would not taper asset purchases, which was contrary to what the market had been led to expect earlier in the year, was one of the more notable events of the period, as Fed Chairman Bernanke explained that financial conditions were not strong enough to justify tapering. On December 18, however, the Fed announced a monthly $10 billion reduction of its monthly $85 billion bond-buying program, while reaffirming its commitment to keep interest rates low. The tapering announcement came with stronger forward guidance, and the market perceived the changes as consistent with increased monetary policy accommodation. While the Fed is expected to continue reducing asset purchases by the same amount in each of its upcoming meetings, the timeline for tapering is still dependent on economic data. Treasury yields fluctuated throughout the period and rose at the long end, with the 10-year Treasury yield ending at 2.65%.

The investment-grade credit sector outperformed Treasuries, due to low broker inventories and strong investor demand. Despite heavy supply throughout the period, investment-grade bond spreads continued to tighten, as corporate earnings met or exceeded expectations. U.S. bank regulation continued to be an issue, as banks faced large legal payouts stemming from the 2008 financial crisis and the Fed’s proposal of firmer bank liquidity requirements. In response to the latter, banks continued to improve their capital ratios and asset quality, which has remained a positive trend for banks’ bondholders. Agency MBS outperformed Treasuries, as the sector benefitted from the Fed’s continued monthly purchases. However, performance in the agency mortgage market was volatile and coupon dependent, as lower coupons underperformed due to economic data surprising to the upside, which moved Fed tapering expectations forward and interest rates higher. (Lower-coupon issues tend to be more price-sensitive to rising interest rates, all else equal.) Rates and mortgage spreads oscillated, as markets dealt with geopolitical risk and mixed economic data. In addition, the $900 billion non-agency mortgage market saw prices grind higher, as investor demand remained firm due to the sector’s attractive valuation relative to other fixed-income instruments.

IV. Return vs. Benchmark

The Short-Duration Government Fund, Class A, returned -0.01% (net of fees) for the fiscal year ended January 31, 2014, compared with 0.51% for the benchmark BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index.

V. Fund Attribution

For the fiscal year, the Fund’s allocation to mortgages hurt relative performance, as MBS spreads widened in the quarter to levels last seen prior to the Fed’s current quantitative easing programs. Increasing volatility, decreasing market liquidity and concerns over convexity-related selling all played a role. (Convexity is a measure used to estimate the sensitivity of a bond’s price to a change in interest rates more precisely than duration alone.) In addition, the 30-year fixed mortgage rate increased and refinancing activity declined sharply, adding to fears around the housing recovery and extension risk. (Extension occurs when cash flows from a mortgage-related security are pushed further into the future than initially expected.) The Fund’s yield-curve and duration positioning also detracted, as mortgages extended, resulting in a long-duration posture versus the benchmark in a rising rate environment. The Fund’s allocation to mortgages relative to the Treasury benchmark aided performance in the third quarter, as MBS spreads rallied following the Fed’s

4	SEI Daily Income Trust / Annual Report / January 31, 2014

announcement in September that it would postpone tapering its asset purchases. The rally helped the Fund recoup the underperformance that took place earlier in the period. Regarding derivatives, the Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield curve and market exposure. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.)

Short-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Short-Duration Government Fund, Class A	(0.01)%	1.14%	2.18%	2.92%	4.95%
BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index	0.51%	0.78%	1.19%	2.56%	5.07%

Comparison of Change in the Value of a $10,000 Investment in the Short-Duration Government Fund, Class A, versus the Merrill Lynch 1-3 Year U.S. Treasury Bond Index

[1]

For the periods ended January 31, 2014. Past performance is no indication of future performance. Class A shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SEI Daily Income Trust / Annual Report / January 31, 2014	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI DAILY INCOME TRUST — JANUARY 31, 2014

Intermediate-Duration Government Fund

I. Objective

The Intermediate-Duration Government Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Multi-Manager Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). Currently the sub-advisor is Wellington Management Company, LLP.

III. Market Commentary

For the fiscal year ended January 31, 2014, the non-Treasury sectors of the U.S. fixed-income market outperformed similar-duration Treasuries. (Duration is a measure of interest rate sensitivity that is impacted by time to maturity and other factors.) Geopolitical concerns regarding Syria and potential tapering of the Federal Reserve’s (“Fed”) bond-buying program added uncertainty to the U.S. economic outlook early in the period. The Fed’s surprise announcement in September that it would not taper asset purchases, which was contrary to what the market had been led to expect earlier in the year, was one of the more notable events of the period, as Fed Chairman Bernanke explained that financial conditions were not strong enough to justify tapering. On December 18, however, the Fed announced a monthly $10 billion reduction of its monthly $85 billion bond-buying program, while reaffirming its commitment to keep interest rates low. The tapering announcement came with stronger forward guidance, and the market perceived the changes as consistent with increased monetary policy accommodation. While the Fed is expected to continue reducing asset purchases by the same amount in each of its upcoming meetings, the timeline for tapering is still dependent on economic data. Treasury yields fluctuated throughout the period and rose at the long end, with the 10-year Treasury yield ending at 2.65%.

The investment-grade credit sector outperformed Treasuries, due to low broker inventories and strong investor demand. Despite heavy supply throughout the period, investment-grade bond spreads continued to tighten, as corporate earnings met or exceeded expectations. U.S. bank regulation continued to be an issue, as banks faced large legal payouts stemming from the 2008 financial crisis and the Fed’s proposal of firmer bank liquidity requirements. In response to the latter, banks continued to improve their capital ratios and asset quality, which has remained a positive trend for banks’ bondholders. Agency MBS outperformed Treasuries, as the sector benefitted from the Fed’s continued monthly purchases. However, performance in the agency mortgage market was volatile and coupon dependent, as lower coupons underperformed due to economic data surprising to the upside, which moved Fed tapering expectations forward and interest rates higher. (Lower-coupon issues tend to be more price-sensitive to rising interest rates, all else equal.) Rates and mortgage spreads oscillated, as markets dealt with geopolitical risk and mixed economic data. In addition, the $900 billion non-agency mortgage market saw prices grind higher, as investor demand remained firm due to the sector’s attractive valuation relative to other fixed-income instruments.

IV. Return vs. Benchmark

The Intermediate-Duration Government Fund, Class A, returned -0.14% (net of fees) for the one-year period ended January 31, 2014, compared with 0.20% for the benchmark BofA Merrill Lynch 3-5 Year U.S. Treasury Bond Index.

V. Fund Attribution

For the fiscal year, the Fund’s allocation to mortgages hurt relative performance, as MBS spreads widened in the quarter to levels last seen prior to the Fed’s current quantitative easing programs. Increasing volatility, decreasing market liquidity and concerns over convexity-related selling all played a role. (Convexity is a measure used to estimate the sensitivity of a bond’s price to a change in interest rates more precisely than duration alone.) In addition, the 30-year fixed mortgage rate increased and refinancing activity declined sharply, adding to fears around the housing recovery and extension risk. (Extension occurs when cash flows from a mortgage-related security are pushed further into the future than initially expected.) The Fund’s yield-curve and duration positioning also detracted, as mortgages extended, resulting in a long-duration posture versus the benchmark in a rising rate environment. The Fund’s allocation to mortgages relative to the Treasury benchmark aided performance in the third quarter, as MBS spreads rallied following the Fed’s announcement in September that it would postpone tapering its asset

6	SEI Daily Income Trust / Annual Report / January 31, 2014

purchases. The rally helped the Fund recoup the underperformance that took place earlier in the period. Regarding derivatives, the Fund used Treasury futures and to-be-announced (TBA) forward contracts to manage duration, yield curve and market exposure. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.)

Intermediate-Duration Government Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Intermediate-Duration Government Fund, Class A	(0.14)%	2.86%	3.95%	4.46%	6.06%
BofA Merrill Lynch 3-5 Year U.S. Treasury Bond Index	0.20%	2.33%	2.75%	3.99%	6.25%

Comparison of Change in the Value of a $10,000 Investment in the Intermediate-Duration Government Fund, Class A, versus the Merrill Lynch 3-5 Year U.S. Treasury Bond Index

[1]

For the periods ended January 31, 2014. Past performance is no indication of future performance. Class A shares were offered beginning 2/17/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SEI Daily Income Trust / Annual Report / January 31, 2014	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI DAILY INCOME TRUST — JANUARY 31, 2014

GNMA Fund

I. Objective

The GNMA Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income.

II. Multi-Manager Approach

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). Currently the sub-advisor is Wellington Management Company, LLP.

III. Market Commentary

For the fiscal year ended January 31, 2014, the non-Treasury sectors of the U.S. fixed-income market outperformed similar-duration Treasuries. (Duration is a measure of interest rate sensitivity that is impacted by time to maturity and other factors.) Geopolitical concerns regarding Syria and potential tapering of the Federal Reserve’s (“Fed”) bond-buying program added uncertainty to the U.S. economic outlook early in the period. The Fed’s surprise announcement in September that it would not taper asset purchases, which was contrary to what the market had been led to expect earlier in the year, was one of the more notable events of the period, as Fed Chairman Bernanke explained that financial conditions were not strong enough to justify tapering. On December 18, however, the Fed announced a monthly $10 billion reduction of its monthly $85 billion bond-buying program, while reaffirming its commitment to keep interest rates low. The tapering announcement came with stronger forward guidance, and the market perceived the changes as consistent with increased monetary policy accommodation. While the Fed is expected to continue reducing asset purchases by the same amount in each of its upcoming meetings, the timeline for tapering is still dependent on economic data. Treasury yields fluctuated throughout the period and rose at the long end, with the 10-year Treasury yield ending at 2.65%.

The investment-grade credit sector outperformed Treasuries, due to low broker inventories and strong investor demand. Despite heavy supply throughout the period, investment-grade bond spreads continued to tighten, as corporate earnings met or exceeded expectations. U.S. bank regulation continued to be an issue, as banks faced large legal payouts stemming from the 2008 financial crisis and the Fed’s proposal of firmer bank liquidity requirements. In response to the latter, banks continued to improve their capital ratios and asset quality, which has remained a positive trend for banks’ bondholders. Agency MBS outperformed Treasuries, as the sector benefitted from the Fed’s continued monthly purchases. However, performance in the agency mortgage market was volatile and coupon dependent, as lower coupons underperformed due to economic data surprising to the upside, which moved Fed tapering expectations forward and interest rates higher. (Lower-coupon issues tend to be more price-sensitive to rising interest rates, all else equal.) Rates and mortgage spreads oscillated, as markets dealt with geopolitical risk and mixed economic data. In addition, the $900 billion non-agency mortgage market saw prices grind higher, as investor demand remained firm due to the sector’s attractive valuation relative to other fixed-income instruments.

IV. Return vs. Benchmark

The GNMA Fund, Class A, returned -0.14% (net of fees) for the one-year period ended January 31, 2014, compared with 0.25% for the benchmark Barclays Capital GNMA Index.

V. Fund Attribution

For the fiscal year ended January 31, 2014, the Fund actively traded agency mortgage-backed pass-throughs in order to take advantage of short-term volatility, as the sector remained highly sensitive to economic conditions, Fed statements, policy actions and investor sentiment. The Fund’s allocation to agency collateralized mortgage obligations, particularly inverse-interest-only tranches, hurt relative performance, as these securities generally underperform when interest rates rise. The Fund’s allocation to conventional mortgages hurt performance earlier in the reporting period, as GNMAs outperformed FNMA and FHLMC issues. However, this allocation helped relative performance later in the period, as GNMAs underperformed FHLMC, allowing the Fund to recoup its prior underperformance. Regarding derivatives, the Fund used Treasury futures and to-be-announced (TBA) forward contracts to effectively manage duration, yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS — Fannie Mae, Freddie Mac and Ginnie Mae.)

8	SEI Daily Income Trust / Annual Report / January 31, 2014

GNMA Fund:

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
GNMA Fund, Class A	(0.14)%	3.25%	4.78%	4.85%	6.41%
Barclays Capital GNMA Index	0.25%	3.28%	4.38%	4.82%	6.80%

Comparison of Change in the Value of a $10,000 Investment in the GNMA Fund, Class A, versus the Barclays Capital GNMA Index

[1]

For the periods ended January 31, 2014. Past performance is no indication of future performance. Class A shares were offered beginning 3/20/87. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

SEI Daily Income Trust / Annual Report / January 31, 2014	9

Definition of Comparative Indices*

Barclays Capital GNMA Index is a widely-recognized, capitalization-weighted index of 15-30 year fixed-rate securities backed by mortgage pools of GNMA.

Barclays Capital Short U.S. Treasury 9-12 Month Index is a widely-recognized, market weighted index of U.S. Treasury Bonds with remaining maturities between nine and twelve months.

BofA Merrill Lynch 1-3 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than 3 years.

BofA Merrill Lynch 3-5 Year U.S. Treasury Bond Index is a widely-recognized, unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least three years and less than five years

*	An Index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

Money Market Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (B) (C) — 35.1%
Albion Capital LLC
0.210%, 02/18/14	$5,795	$5,794
ASB Finance
0.230%, 03/04/14	2,450	2,450
0.240%, 04/01/14	1,110	1,110
0.250%, 04/10/14	1,110	1,109
0.215%, 05/23/14	1,000	999
0.220%, 07/16/14	1,315	1,314
Bank of Tokyo-Mitsubishi UFJ NY
0.220%, 03/13/14	1,000	1,000
BNZ International Funding
0.240%, 04/11/14	1,885	1,884
0.220%, 06/13/14 to 07/07/14	6,000	5,994
Chariot Funding LLC
0.230%, 05/12/14 to 06/17/14	2,450	2,448
Charta
0.050%, 02/03/14	1,365	1,365
Ciesco LLC
0.050%, 02/03/14	320	320
Coca-Cola
0.180%, 07/22/14	2,000	1,998
0.200%, 07/25/14	2,474	2,472
0.170%, 08/05/14	2,000	1,998
DNB Bank
0.170%, 04/09/14	2,000	1,999
0.220%, 05/14/14	5,000	4,997
Fairway Finance LLC
0.200%, 02/19/14	1,000	1,000
FCAR Owner Trust
0.270%, 02/03/14	345	345
0.190%, 02/03/14	1,350	1,350
0.260%, 02/07/14	984	984
0.200%, 03/03/14	1,579	1,579
0.220%, 03/31/14	220	220
0.210%, 04/15/14	1,200	1,200
General Electric Capital
0.060%, 02/03/14	295	295
Jupiter Securitization LLC
0.240%, 03/12/14	655	655
0.230%, 05/12/14 to 06/17/14	3,265	3,263
Liberty Street Funding LLC
0.130%, 02/18/14	2,000	2,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Manhattan Asset Funding LLC
0.200%, 02/10/14 to 02/27/14	$4,590	$4,590
0.150%, 02/18/14	800	800
Massachusetts Mutual Life Insurance
0.130%, 02/13/14	925	925
Nordea Bank
0.225%, 06/12/14 to 07/02/14	2,000	1,998
Old Line Funding LLC
0.250%, 04/14/14 to 04/22/14	2,125	2,124
0.230%, 05/27/14 to 07/22/14	4,610	4,605
Prudential Funding LLC
0.040%, 02/03/14	860	860
Skandinaviska Enskilda Banken
0.210%, 05/19/14	1,000	999
0.230%, 06/10/14	3,400	3,397
0.220%, 06/13/14	2,000	1,998
Svenska Handelsbanken
0.230%, 03/10/14	1,045	1,045
Thunder Bay Funding LLC
0.240%, 02/07/14	1,350	1,350
0.230%, 06/11/14	569	569
Toyota Credit Canada
0.210%, 06/09/14 to 06/10/14	3,170	3,167
Toyota Motor Credit
0.240%, 02/10/14 to 06/20/14	6,000	5,999
0.190%, 02/13/14	1,500	1,500
0.210%, 07/28/14	1,000	999
Westpac Securities NZ
0.230%, 03/03/14	344	344
0.240%, 04/02/14	1,745	1,744
0.225%, 05/05/14 to 05/06/14	4,000	3,997

Total Commercial Paper (Cost $95,152) ($ Thousands)		95,152

CERTIFICATES OF DEPOSIT — 21.4%
ANZ New Zealand International
0.178%, 02/24/14 (A)	1,220	1,220
Bank of Nova Scotia
0.220%, 05/19/14	6,000	6,000
0.230%, 05/20/14	2,000	2,000
0.240%, 07/07/14	2,000	2,000
Bank of Tokyo-Mitsubishi UFJ NY
0.420%, 02/11/14	2,000	2,000
0.250%, 03/26/14	805	805
0.200%, 04/16/14	3,000	3,000
0.210%, 05/28/14	1,200	1,200
Chase Bank USA
0.250%, 04/25/14	1,000	1,000
DNB Bank
0.240%, 03/04/14	500	500
JPMorgan Chase Bank
0.250%, 04/21/14	2,335	2,335
0.320%, 06/06/14	4,000	4,001

SEI Daily Income Trust / Annual Report / January 31, 2014	11

SCHEDULE OF INVESTMENTS

Money Market Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Mizuho Bank
0.220%, 04/21/14	$1,000	$1,000
National Bank of Canada NY
0.180%, 02/01/14 (A)	165	165
Nordea Bank Finland PLC
0.240%, 02/18/14	5,000	5,000
Norinchukin Bank
0.100%, 02/04/14	4,100	4,100
0.100%, 02/07/14	4,000	4,000
Sumitomo Mitsui Banking
0.210%, 02/03/14	1,410	1,410
0.220%, 02/14/14	3,000	3,000
0.220%, 03/12/14	1,100	1,100
0.220%, 03/18/14	2,500	2,500
Svenska Handelsbanken NY
0.245%, 02/18/14	3,000	3,000
Toronto-Dominion Bank
0.120%, 03/03/14	2,700	2,700
Wells Fargo Bank
0.200%, 05/27/14	1,000	1,000
0.210%, 06/09/14	3,000	3,000

Total Certificates of Deposit (Cost $58,036) ($ Thousands)		58,036

TIME DEPOSITS — 13.4%
Barclays Bank
0.080%, 02/03/14	1,500	1,500
Citibank
0.080%, 02/03/14	11,750	11,750
Lloyds Bank PLC
0.040%, 02/03/14	13,000	13,000
Swedbank
0.050%, 02/03/14	4,505	4,505
U.S. Bank
0.100%, 02/03/14	5,630	5,630

Total Time Deposits (Cost $36,385) ($ Thousands)		36,385

U.S. GOVERNMENT AGENCY OBLIGATIONS (A) — 4.0%
FFCB
0.250%, 02/01/14	2,090	2,090
0.200%, 02/01/14	760	760
0.208%, 02/24/14	1,110	1,111
0.157%, 04/23/14	1,000	1,000
FFCB, Ser 1
0.230%, 02/01/14	350	350
0.140%, 02/14/14	4,095	4,094
FNMA
0.167%, 02/20/14	30	30
0.137%, 02/20/14	1,480	1,480

Total U.S. Government Agency Obligations (Cost $10,915) ($ Thousands)		10,915

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS (A) — 3.4%

Arizona — 0.2%
Pima County, Industrial Development Authority, RB
0.040%, 02/05/14	$600	$600

California — 0.2%
Sacramento, Municipal Utility District, Sub-Ser L, RB
0.030%, 02/06/14	585	585

Indiana — 0.2%
Indiana, Finance Authority, Ser F, RB
0.040%, 02/06/14	655	655

Iowa — 0.3%
Iowa State, Finance Authority, Ser C, RB
0.110%, 02/06/14	895	895
Iowa State, Finance Authority, Ser G, RB
0.110%, 02/06/14	30	30

		925

Massachusetts — 0.1%
Simmons College, Higher Education Authority, RB
0.130%, 02/06/14	205	205

Michigan — 0.4%
Kent, Hospital Finance Authority, Ser C, RB
0.040%, 02/05/14	1,085	1,085

Minnesota — 0.3%
Minnesota State, Office of Higher Education, Ser A, RB
0.120%, 02/06/14 (A)	700	700

Missouri — 0.1%
St. Louis, Industrial Development Authority, Ser B, RB
0.040%, 02/05/14	260	260

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Dartmouth College Project, Ser C RB
0.080%, 02/05/14	190	190

New York — 0.2%
City of New York, Sub-Ser D-3, GO
0.030%, 02/01/14	485	485

12	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio — 0.2%
Cleveland, Department of Public Utilities Division of Water, Ser Q, RB
0.040%, 02/06/14	$670	$670

Texas — 0.7%
Texas State, GO
0.130%, 02/04/14	310	310
0.080%, 02/04/14	90	90
0.100%, 02/05/14	340	340
Texas State, Ser A, GO
0.130%, 02/04/14	455	455
Texas State, Ser B, GO
0.060%, 02/06/14	375	375
Texas State, Ser B2, GO
0.100%, 02/05/14	100	100
Texas State, Ser I, GO
0.100%, 02/05/14	195	195

		1,865

Wisconsin — 0.4%
Wisconsin State, Health & Educational Facilities Authority, RB
0.040%, 02/05/14	800	800
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
0.040%, 02/05/14	170	170

		970

Total Municipal Bonds (Cost $9,195) ($ Thousands)		9,195

CORPORATE OBLIGATIONS — 1.6%
Bank of Nova Scotia
0.180%, 02/01/14 (A)	1,000	1,000
Caterpillar Financial Services MTN
6.125%, 02/17/14	280	281
Commonwealth Bank of Australia MTN
0.974%, 03/17/14 (A) (B)	300	300
Svenska Handelsbanken
4.875%, 06/10/14 (B)	575	585
Toronto-Dominion Bank
1.375%, 07/14/14	110	111
Wal-Mart Stores
1.625%, 04/15/14	1,870	1,875

Total Corporate Obligations (Cost $4,152) ($ Thousands)		4,152

Description	Face Amount ($ Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS (D) — 21.1%
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $16,933,042 (collateralized by a GNMA obligation, par value $32,596,431, 5.000%, 09/20/41, with total market value $17,271,703)	$16,933	$16,933
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $24,000,060 (collateralized by various FNMA obligations, ranging in par value $1,096,381 - $13,632,735, 2.500% - 4.500%, 02/01/18 -07/01/43, with total market value $24,480,061)	24,000	24,000
Mizuho 0.1600%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $9,260,123 (collateralized by FMAC and U.S. Treasury Obligations, ranging in par value $46,530 - $9,436,400, 0.000% - 4.000%, 02/06/14 - 07/01/25, with total market value $9,446,799)	9,260	9,260
RBC Capital 0.150% dated 01/28/14, to be repurchased on 02/04/14, repurchase price $1,465,043 (collateralized by various corporate obligations*, ranging in par value $668 - $497,351, 1.291% - 6.875%, 04/11/14 - 09/15/22, with total market value of $1,538,289)	1,465	1,465
TD Securities 0.080%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $1,980,013 (collateralized by various corporate obligations*, ranging in par value $2,227 - $1,013,256, 0.850% - 4.500%, 06/09/15 - 09/15/20, with total market value $2,079,015)	1,980	1,980
Wells Fargo 0.150% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $2,365,030 (collateralized by Nationwide Health Properties, par value 2,301,448, 6.000%, 5/20/15, with total market value of $2,483,638)	2,365	2,365

SEI Daily Income Trust / Annual Report / January 31, 2014	13

SCHEDULE OF INVESTMENTS

Money Market Fund (Concluded)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($Thousands)

Wells Fargo 0.290% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $1,285,072 (collateralized by various corporate obligations*, ranging in par value $2,604 - $929,214, 1.600% - 4.750%, 12/15/14 - 05/08/19, with total market value of $1,349,316)	$1,285	$1,285

Total Repurchase Agreements (Cost $57,288) ($ Thousands)		57,288

Total Investments — 100.0% (Cost $271,123)($ Thousands)		$271,123

*	A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2014, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
Wells Fargo	Anhueuser Busch	3.625	04/15/15	$103
	BP Leasing	5.523	05/08/19	—
	Corp Nacional Del Cobre De Chile	4.750	10/15/14	3
	General Captain	1.600	11/20/17	264
	Nationwide Health Properties	1.600	11/20/17	264
	News America	5.300	12/15/14	927
TD Securities	Bank Of Montreal	2.850	06/09/15	1,013
	Dexia Credit Local	0.676	01/11/17	102
	Unilever Cap	0.850	08/02/17	22
	Verizon Communications	4.500	09/15/20	2
	Westpac Banking	2.450	11/28/16	856
RBC Capital	Lorillard Tobacco	6.875	05/01/20	497
	Nucor	4.125	09/15/22	106
	Sabmiller Holdings	2.450	01/15/17	1
	Societe Generale	1.291	04/11/14	833

Percentages are based on Net Assets of $271,131 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Securities are held in connection with a letter of credit issued by a major bank.

(D)	Tri-Party Repurchase Agreement.

FFCB — Federal Farm Credit Bank

FMAC — Financial Management Advisory Committee

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

14	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

Government Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 64.3%
FFCB
0.350%, 02/01/14 (A)	$4,280	$4,287
0.280%, 02/01/14 (A)	890	891
0.250%, 02/01/14 (A)	4,834	4,834
0.250%, 02/01/14 (A)	310	310
0.250%, 02/01/14 (A)	295	295
0.220%, 02/01/14 (A)	7,689	7,688
0.210%, 02/01/14 (A)	1,955	1,957
0.210%, 02/01/14 (A)	1,710	1,710
0.200%, 02/01/14 (A)	13,480	13,479
0.170%, 02/01/14 (A)	5,540	5,541
0.150%, 02/01/14 (A)	7,110	7,110
0.148%, 02/03/14 (A)	4,000	3,999
0.150%, 02/05/14	1,160	1,160
0.198%, 02/06/14 (A)	275	275
0.163%, 02/08/14 (A)	196	196
0.130%, 02/12/14 (A)	14,875	14,873
0.190%, 02/13/14 (A)	385	385
0.199%, 02/17/14 (A)	4,525	4,528
0.187%, 02/18/14 to 02/20/14 (A)	3,220	3,223
0.167%, 02/19/14 (A)	110	110
0.157%, 02/19/14 to 02/21/14 (A)	11,330	11,331
0.117%, 02/20/14 (A)	10,260	10,259
0.182%, 02/22/14 (A)	1,396	1,397
0.177%, 02/23/14 (A)	3,435	3,437
0.188%, 02/26/14 (A)	6,315	6,320
0.158%, 02/26/14 (A)	180	180
1.125%, 02/27/14	931	932
0.168%, 02/27/14 (A)	455	455
0.168%, 02/27/14 (A)	260	260
0.188%, 02/28/14 (A)	1,070	1,070
2.125%, 03/05/14	1,528	1,531
2.625%, 04/17/14	2,474	2,487
0.157%, 04/23/14 (A)	19,000	19,000
3.000%, 09/22/14	1,367	1,392
FFCB, Ser 1
0.230%, 02/01/14 (A)	1,185	1,185
0.140%, 02/14/14 (A)	15,250	15,249
FHLB
0.210%, 02/01/14 (A)	325	325
0.300%, 02/13/14	3,600	3,600
0.250%, 02/14/14	7,325	7,325
0.090%, 02/19/14 to 02/26/14	40,310	40,310
0.120%, 02/20/14 to 08/25/14	17,095	17,093
0.280%, 02/24/14	1,030	1,030

Description	Face Amount ($ Thousands)	Value ($ Thousands)

1.400%, 02/28/14	$465	$465
0.110%, 03/03/14 to 07/15/14	28,240	28,240
0.180%, 03/07/14 to 03/11/14	7,270	7,270
0.080%, 03/10/14	25,000	25,000
2.375%, 03/14/14	14,635	14,672
0.070%, 03/18/14 to 04/02/14	17,710	17,709
0.060%, 03/18/14 to 04/02/14	33,240	33,239
0.125%, 03/20/14 to 09/03/14	63,060	63,058
0.170%, 03/21/14 to 07/28/14	45,180	45,185
2.750%, 03/25/14	690	693
0.160%, 04/11/14	29,000	29,002
0.130%, 04/16/14 to 06/11/14	22,700	22,699
2.650%, 04/23/14	160	161
0.100%, 04/28/14 to 06/11/14	52,630	52,624
1.375%, 05/28/14	8,245	8,278
0.375%, 06/12/14	20,000	20,017
5.375%, 06/13/14	2,825	2,879
5.250%, 06/18/14	16,310	16,624
0.190%, 07/25/14	1,200	1,200
5.500%, 08/13/14	3,415	3,512
3.250%, 09/12/14	665	678
FHLB DN (B)
0.074%, 02/28/14	61,000	60,997
0.090%, 03/14/14	5,000	5,000
0.105%, 03/19/14	26,735	26,731
0.110%, 03/21/14	19,000	18,997
0.100%, 03/28/14	30,000	29,995
0.090%, 04/02/14	35,830	35,825
0.145%, 04/04/14	7,095	7,093
0.150%, 04/09/14	7,200	7,198
0.150%, 04/11/14	3,085	3,084
0.085%, 04/30/14	7,880	7,878
0.135%, 06/06/14	14,005	13,998
0.138%, 06/18/14	10,000	9,995
FHLMC
0.139%, 02/16/14 (A)	2,000	2,000
1.375%, 02/25/14	91,827	91,903
0.375%, 02/27/14 to 04/28/14	19,055	19,062
0.300%, 03/21/14	2,350	2,351
4.500%, 04/02/14	2,624	2,643
2.500%, 04/23/14	7,894	7,936
1.350%, 04/29/14	9,031	9,058
5.000%, 07/15/14	12,004	12,269
3.000%, 07/28/14	10,508	10,655
1.000%, 07/30/14 to 08/20/14	11,295	11,346
FHLMC DN (B)
0.130%, 04/07/14	4,328	4,327
0.130%, 05/30/14	9,000	8,996
FHLMC MTN
2.175%, 02/19/14	875	876
0.145%, 03/27/14	8,650	8,650
0.375%, 08/28/14	2,905	2,909
FNMA
0.390%, 02/01/14 (A)	1,720	1,724

SEI Daily Income Trust / Annual Report / January 31, 2014	15

SCHEDULE OF INVESTMENTS

Government Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

2.750%, 02/05/14 to 03/13/14	$21,865	$21,886
0.167%, 02/20/14 (A)	1,426	1,426
0.137%, 02/20/14 (A)	7,830	7,829
1.350%, 02/24/14 to 03/21/14	1,724	1,727
1.250%, 02/27/14 to 03/14/14	31,310	31,335
0.128%, 02/27/14 (A)	25,000	24,993
4.125%, 04/15/14	4,541	4,578
2.500%, 05/15/14	6,013	6,053
1.000%, 05/16/14	2,450	2,456
1.125%, 06/27/14	8,523	8,557
3.000%, 09/16/14	837	852

Total U.S. Government Agency Obligations (Cost $1,151,412) ($ Thousands)		1,151,412

REPURCHASE AGREEMENTS (C) — 35.6%
Bank of Montreal 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $150,000,375 (collateralized by various FNMA obligations, ranging in par value $120,000 - $41,409,000, 0.750% - 3.750%, 02/24/16 - 04/03/25, with total market value $153,000,414)	150,000	150,000
Bank of Nova Scotia 0.020% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $32,000,053 (collateralized by U.S. Treasury Notes, par value $37,740,100, 2.875%, 05/15/43, with total market value of $32,640,104)	32,000	32,000
Bank of Nova Scotia 0.020%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $115,000,192 (collateralized by FHLB and U.S. Treasury Notes, ranging in par value $50,900,000 - $67,603,600, 0.000% - 0.375%, 01/31/16 - 10/09/24, with total market value $117,300,219)	115,000	115,000
Barclays 0.020% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $32,000,053 (collateralized by U.S. Treasury Notes, par value $29,988,000, 0.125%, 04/15/16, with total market value of $32,640,146)	32,000	32,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Citibank 0.010% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $32,000,027 (collateralized by various U.S. Treasury Notes, ranging in par value $14,670,600 - $18,775,900, 0.625% - 1.375%, 11/30/17 - 01/31/20, with total market value of $32,640,050)	$32,000	$32,000
Goldman Sachs 0.005% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $39,059,016 (collateralized by U.S. Treasury Notes, par value $19,702,100, 3.875%, 04/15/29, with total market value of $39,840,296)	39,059	39,059
Goldman Sachs 0.005% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $25,000,010 (collateralized by U.S. Treasury Notes, par value $12,610,500, 3.875%, 04/15/29, with total market value of $25,500,127)	25,000	25,000
Goldman Sachs 0.020%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $150,000,250 (collateralized by various FNMA obligations, ranging in par value $5,000 - $32,800,000, 0.700% - 5.000%, 07/28/14 - 12/27/32, with total market value $153,001,234)	150,000	150,000
Goldman Sachs 0.020%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $63,000,105 (collateralized by various FNMA obligations, ranging in par value $50,000 - $6,400,000,0.000% - 5.000%, 05/01/43 - 07/01/43, with total market value $64,260,735)	63,000	63,000

Total Repurchase Agreements (Cost $638,059) ($ Thousands)		638,059

Total Investments — 99.9% (Cost $1,789,471)($ Thousands)		$1,789,471

16	SEI Daily Income Trust / Annual Report / January 31, 2014

Percentages are based on Net Assets of $1,791,306 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

(C)	Tri-Party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

Ser — Series

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

.

SEI Daily Income Trust / Annual Report / January 31, 2014	17

SCHEDULE OF INVESTMENTS

Government II Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 90.6%
FFCB
0.350%, 02/01/14 (A)	$3,060	$3,065
0.280%, 02/01/14 (A)	615	616
0.250%, 02/01/14 (A)	190	190
0.250%, 02/01/14 (A)	200	200
0.250%, 02/01/14 (A)	5,218	5,218
0.220%, 02/01/14 (A)	6,926	6,925
0.200%, 02/01/14 (A)	11,070	11,069
0.210%, 02/01/14 (A)	1,716	1,716
0.210%, 02/01/14 (A)	1,410	1,410
0.210%, 02/01/14 (A)	430	430
0.210%, 02/01/14 (A)	170	170
0.170%, 02/01/14 (A)	3,845	3,846
0.155%, 02/01/14 (A)	7,210	7,211
0.150%, 02/01/14 (A)	4,905	4,905
0.150%, 02/05/14	2,065	2,065
0.168%, 02/03/14 (A)	800	800
0.148%, 02/03/14 (A)	5,000	4,999
0.198%, 02/06/14 (A)	1,005	1,006
0.163%, 02/08/14 (A)	148	148
0.161%, 02/10/14 (A)	1,000	1,000
3.000%, 02/12/14	220	220
0.130%, 02/12/14 (A)	14,835	14,833
0.190%, 02/13/14 (A)	565	565
0.160%, 02/14/14 (A)	145	145
0.199%, 02/17/14 (A)	3,658	3,660
0.187%, 02/18/14 to 02/20/14 (A)	6,655	6,661
0.167%, 02/19/14 (A)	90	90
0.157%, 02/19/14 to 02/21/14 (A)	7,500	7,501
0.182%, 02/20/14 to 02/22/14 (A)	1,205	1,206
0.157%, 02/20/14 (A)	575	575
0.117%, 02/20/14 (A)	7,325	7,325
0.300%, 02/21/14 to 04/23/14	1,675	1,675
0.177%, 02/22/14 to 02/23/14 (A)	5,099	5,101
0.208%, 02/26/14 (A)	1,460	1,462
0.188%, 02/26/14 (A)	4,340	4,343
0.188%, 02/26/14 (A)	185	185
0.158%, 02/26/14 (A)	720	720
1.125%, 02/27/14	5,302	5,306
0.173%, 02/27/14 (A)	2,910	2,912
0.168%, 02/27/14 (A)	775	775
0.168%, 02/27/14 (A)	209	209
0.260%, 03/04/14	780	780

Description	Face Amount ($ Thousands)	Value ($ Thousands)

2.125%, 03/05/14	$1,270	$1,272
2.625%, 04/17/14	753	757
0.157%, 04/23/14 (A)	1,000	1,000
0.200%, 05/13/14	315	315
0.190%, 07/15/14	480	480
FFCB DN (B)
0.010%, 02/03/14	18,208	18,208
0.020%, 02/04/14 to 02/06/14	19,605	19,605
0.100%, 02/15/14 to 02/29/14	20,130	20,126
FFCB, Ser 1
0.230%, 02/01/14 (A)	1,095	1,095
0.140%, 02/14/14 (A)	16,340	16,339
FHLB
0.210%, 02/01/14 (A)	260	260
0.300%, 02/13/14	890	890
0.250%, 02/14/14 to 02/18/14	5,940	5,940
0.125%, 02/14/14 to 05/20/14	66,540	66,543
0.100%, 02/14/14 to 06/11/14	41,395	41,393
0.090%, 02/19/14 to 02/26/14	26,210	26,210
0.120%, 02/20/14 to 08/25/14	46,930	46,927
0.170%, 02/26/14 to 08/26/14	41,185	41,189
1.400%, 02/28/14	365	365
0.110%, 03/03/14 to 07/15/14	41,585	41,585
0.180%, 03/05/14 to 08/05/14	29,965	29,967
0.080%, 03/10/14	6,000	6,000
5.000%, 03/14/14	2,075	2,087
2.375%, 03/14/14	46,645	46,768
0.070%, 03/18/14 to 04/02/14	29,680	29,679
0.060%, 04/01/14 to 04/02/14	16,000	16,000
0.150%, 04/11/14	2,330	2,329
0.160%, 04/11/14	10,000	10,001
0.130%, 04/16/14 to 06/11/14	7,805	7,805
0.240%, 04/22/14	22,590	22,596
2.650%, 04/23/14	135	136
0.150%, 05/01/14	13,000	13,002
1.500%, 05/15/14	4,000	4,016
1.375%, 05/28/14	14,520	14,579
0.140%, 06/04/14	890	890
5.375%, 06/13/14	7,370	7,511
2.500%, 06/13/14	6,605	6,662
5.250%, 06/18/14	2,455	2,502
0.190%, 07/25/14	930	930
5.500%, 08/13/14	2,645	2,720
FHLB DN (B)
0.010%, 02/07/14	20,000	20,000
0.020%, 02/12/14	18,970	18,970
0.016%, 02/13/14	6,785	6,785
0.021%, 02/14/14	80,459	80,458
0.030%, 02/19/14	67,650	67,649
0.025%, 02/21/14	19,620	19,620
0.100%, 02/26/14 to 03/03/14	21,405	21,403
0.058%, 02/28/14	74,902	74,899
0.590%, 03/07/14	71,841	71,837
0.090%, 03/14/14	17,000	16,998

18	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.105%, 03/19/14	$19,610	$19,607
0.130%, 03/21/14	18,315	18,312
0.130%, 03/26/14	2,065	2,065
0.100%, 03/28/14	10,154	10,153
0.090%, 04/02/14	14,170	14,168
0.137%, 04/04/14	10,860	10,858
0.150%, 04/09/14	5,440	5,439
0.060%, 04/21/14	15,000	14,998
0.085%, 04/30/14	6,320	6,319
0.135%, 06/06/14	11,355	11,350
0.138%, 06/18/14	11,000	10,994
FHLB DN, Ser 2005 0.000%, 02/03/14 (B)	48,233	48,233
Tennessee Valley Authority DN (B)
0.050%, 02/06/14	22,775	22,775
0.020%, 02/20/14	11,785	11,785

Total U.S. Government Agency Obligations (Cost $1,305,592) ($ Thousands)		1,305,592

U.S. TREASURY OBLIGATIONS — 9.3%
U.S. Treasury Bills (B)
0.075%, 02/13/14	117,427	117,427
0.002%, 02/06/14	5,330	5,330
U.S. Treasury Notes
4.000%, 02/15/14	11,415	11,432

Total U.S. Treasury Obligations (Cost $134,189) ($ Thousands)		134,189

Total Investments — 99.9% (Cost $1,439,781)($ Thousands)		$1,439,781

Percentages are based on Net Assets of $1,440,820 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	The rate reported is the effective yield at time of purchase.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

Ser — Series

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2014	19

SCHEDULE OF INVESTMENTS

Prime Obligation Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

COMMERCIAL PAPER (C) (D) — 40.2%
Albion Capital LLC
0.130%, 02/07/14	$7,265	$7,265
0.210%, 02/18/14	19,363	19,361
ASB Finance
0.250%, 02/28/14	1,805	1,805
0.230%, 03/04/14	48,550	48,540
0.215%, 05/23/14	43,000	42,971
0.220%, 07/16/14	23,685	23,661
Bank of Nova Scotia
0.230%, 07/01/14	12,000	11,989
BNZ International Funding
0.240%, 04/02/14 to 04/11/14	31,116	31,102
0.220%, 06/13/14 to 07/07/14	45,140	45,098
Chariot Funding LLC
0.240%, 02/19/14 to 04/02/14	84,351	84,329
0.230%, 06/16/14	7,420	7,414
Charta
0.050%, 02/03/14	21,410	21,410
Ciesco LLC
0.050%, 02/03/14	5,015	5,015
Coca-Cola
0.220%, 02/03/14	19,530	19,530
0.180%, 03/17/14 to 07/22/14	35,645	35,633
0.130%, 04/09/14	20,175	20,170
0.200%, 07/25/14	43,721	43,679
0.170%, 08/05/14	17,000	16,985
DNB Bank
0.330%, 03/10/14	4,000	3,999
0.230%, 04/01/14	27,000	26,992
0.220%, 05/13/14 to 05/14/14	55,000	54,966
Fairway Finance LLC
0.200%, 02/18/14	12,830	12,829
0.190%, 04/22/14	28,661	28,649
0.210%, 05/05/14	5,000	4,997
FCAR Owner Trust
0.270%, 02/03/14	13,483	13,483
0.190%, 02/03/14	2,555	2,555
0.260%, 02/07/14	10,920	10,920
0.200%, 03/03/14	4,815	4,814
0.220%, 03/31/14	3,595	3,594
0.250%, 04/01/14	400	400
0.210%, 04/01/14	56,205	56,186

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.210%, 04/03/14 to 04/15/14	$29,695	$29,683
Govco LLC
0.200%, 03/26/14	38,635	38,624
Jupiter Securitization LLC
0.240%, 02/10/14 to 03/17/14	27,845	27,842
0.230%, 06/17/14 to 07/07/14	35,095	35,061
Manhattan Asset Funding LLC
0.200%, 02/10/14 to 02/27/14	83,055	83,046
Massachusetts Mutual Life Insurance
0.130%, 02/13/14	16,715	16,714
MetLife Short-Term Funding LLC
0.240%, 04/21/14	19,225	19,215
Mizuho Funding LLC
0.200%, 04/07/14	19,000	18,993
Nordea Bank
0.250%, 02/14/14	1,405	1,405
0.220%, 05/02/14 to 06/04/14	20,080	20,066
0.225%, 06/12/14 to 07/02/14	46,000	45,960
0.225%, 07/01/14	35,000	34,967
Old Line Funding LLC
0.240%, 02/26/14 to 03/07/14	31,100	31,094
0.250%, 04/14/14 to 04/22/14	32,775	32,758
0.230%, 04/25/14 to 07/22/14	97,100	97,010
0.230%, 05/02/14	29,130	29,113
Prudential Funding LLC
0.040%, 02/03/14	13,515	13,515
Skandinaviska Enskilda Banken
0.230%, 06/10/14	50,000	49,958
Svenska Handelsbanken
0.230%, 03/10/14	16,305	16,301
Thunder Bay Funding LLC
0.240%, 02/07/14	15,100	15,099
0.250%, 04/14/14	3,610	3,608
0.230%, 04/23/14 to 06/11/14	40,227	40,200
Toyota Credit Canada
0.210%, 05/12/14 to 06/10/14	69,185	69,136
Toyota Motor Credit
0.240%, 02/11/14	34,500	34,498
0.190%, 02/13/14	32,500	32,500
0.250%, 03/03/14	30,000	29,994
0.210%, 06/24/14	17,000	16,984
0.230%, 06/26/14	10,627	10,617
Westpac Securities NZ
0.230%, 03/03/14	5,178	5,177
0.240%, 04/02/14	28,075	28,064
0.225%, 05/06/14	67,000	66,961
Working Capital Management
0.130%, 02/03/14 to 02/04/14	24,010	24,010
0.130%, 02/05/14	6,425	6,425
0.120%, 02/06/14	10,410	10,410

Total Commercial Paper (Cost $1,745,349) ($ Thousands)		1,745,349

20	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CERTIFICATES OF DEPOSIT — 29.8%
ANZ New Zealand International
0.178%, 02/24/14 (A)	$18,995	$18,995
Bank of Montreal
0.210%, 02/18/14	47,000	47,001
0.177%, 02/22/14 (A)	35,000	35,000
Bank of Nova Scotia
0.180%, 02/01/14 (A)	25,000	25,000
0.180%, 02/01/14 (A)	42,000	42,000
0.170%, 02/01/14 (A)	43,000	43,000
0.168%, 02/27/14 (A)	30,000	30,000
0.230%, 05/20/14	20,000	20,000
0.250%, 06/26/14	20,000	20,000
Bank of Tokyo-Mitsubishi UFJ NY
0.250%, 02/21/14	7,000	7,000
0.250%, 03/26/14	5,795	5,795
0.200%, 04/16/14	20,000	20,000
0.210%, 04/30/14	15,000	15,000
Chase Bank USA
0.250%, 04/25/14	38,000	38,000
Commonwealth Bank of Australia
0.168%, 02/03/14 (A)	21,600	21,600
0.263%, 02/05/14 (A)	61,325	61,332
DNB Bank
0.240%, 03/04/14	24,000	24,000
Fairway Finance LLC
0.169%, 02/28/14 (A)	6,680	6,680
JPMorgan Chase Bank
0.250%, 04/21/14	34,905	34,905
0.320%, 06/06/14	13,000	13,002
Mizuho Bank
0.210%, 02/07/14	5,000	5,000
0.240%, 02/24/14	10,000	10,000
0.210%, 03/03/14	41,000	41,000
0.210%, 03/10/14	30,000	30,000
National Australia Bank
0.250%, 03/17/14	20,000	20,000
1.185%, 04/28/14 (A)	840	844
Nordea Bank Finland PLC
0.240%, 02/18/14	23,000	23,000
0.240%, 02/24/14	49,700	49,700
0.236%, 02/27/14 (A)	16,880	16,881
0.160%, 03/11/14	11,367	11,367
0.175%, 03/24/14	25,000	25,000
Norinchukin Bank
0.100%, 02/04/14	80,000	80,000
0.100%, 02/07/14	47,000	47,000
Sumitomo Mitsui Banking
0.210%, 02/03/14	21,055	21,055
0.220%, 02/14/14	19,000	19,000
0.220%, 02/21/14	3,000	3,000
0.220%, 04/02/14	22,800	22,800
0.220%, 04/07/14	22,900	22,900

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.220%, 04/21/14	$17,000	$17,000
0.220%, 04/25/14	11,800	11,800
0.220%, 04/25/14	18,000	18,000
Svenska Handelsbanken
0.240%, 02/24/14	30,000	30,000
0.245%, 02/26/14	30,000	30,000
Thunder Bay Funding LLC
0.209%, 02/28/14 (A)	36,000	36,000
Toronto-Dominion Bank
0.200%, 06/03/14	36,600	36,600
Wells Fargo Bank
0.170%, 02/01/14 (A)	35,450	35,450
0.170%, 02/01/14 (A)	8,000	8,000
0.188%, 02/04/14 (A)	13,000	13,000
0.220%, 02/07/14	40,200	40,200
0.200%, 05/27/14	40,550	40,550
Westpac Banking
0.270%, 02/01/14 (A)	1,260	1,260

Total Certificates of Deposit (Cost $1,294,717) ($ Thousands)		1,294,717

TIME DEPOSITS — 9.3%
Bank of Tokyo-Mitsubishi UFJ NY
0.050%, 02/03/14	50,000	50,000
Barclays Bank
0.080%, 02/03/14	23,585	23,585
Citibank
0.080%, 02/03/14	91,000	91,000
Lloyds Bank
0.040%, 02/03/14	69,000	69,000
Mizuho Bank
0.210%, 03/11/14	12,000	12,000
Swedbank
0.050%, 02/03/14	70,755	70,755
U.S. Bank
0.100%, 02/03/14	88,445	88,445

Total Time Deposits (Cost $404,785) ($ Thousands)		404,785

MUNICIPAL BONDS (A) — 2.4%

Arizona — 0.1%
Pima County, Industrial Development Authority, RB 0.040%, 02/05/14	4,800	4,800

California — 0.1%
Sacramento, Municipal Utility District, Sub-Ser L, RB 0.030%, 02/06/14	4,750	4,750

Colorado — 0.0%
Colorado State, Housing & Finance Authority, Ser A1, RB 0.130%, 02/05/14	900	900

SEI Daily Income Trust / Annual Report / January 31, 2014	21

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.080%, 02/05/14	$2,365	$2,365
Colorado State, Housing & Finance Authority, Ser C1, RB 0.110%, 02/05/14	900	900

		4,165

Indiana — 0.2%
Indiana, Finance Authority, Ser F, RB 0.040%, 02/06/14	8,280	8,280

Iowa — 0.1%
Iowa State, Finance Authority, Ser B, RB 0.050%, 02/06/14	800	800
Iowa State, Finance Authority, Ser C, RB 0.110%, 02/06/14	5,760	5,760
Iowa State, Finance Authority, Ser G, RB 0.110%, 02/06/14	145	145
Iowa State, Finance Authority, Ser M, RB 0.090%, 02/06/14	550	550

		7,255

Massachusetts — 0.1%
Simmons College, Higher Education Authority, RB
0.130%, 02/06/14	2,540	2,540

Michigan — 0.4%
Kent, Hospital Finance Authority, Ser C, RB
0.040%, 02/05/14	16,180	16,180

Missouri — 0.1%
St. Louis, Industrial Development Authority, Ser B, RB
0.040%, 02/05/14	3,940	3,940

New Hampshire — 0.1%
New Hampshire State, Health & Education Facilities Authority, Dartmouth College Project, Ser C, RB
0.080%, 02/05/14	2,945	2,945

New York — 0.1%
City of New York, Sub-Ser D-3, GO
0.030%, 02/01/14	5,765	5,765

Ohio — 0.1%
Cleveland, Department of Public Utilities Division of Water, Ser Q, RB
0.040%, 02/06/14	5,425	5,425

Texas — 0.7%
Texas State, GO
0.130%, 02/04/14	2,735	2,735

Description	Face Amount ($ Thousands)	Value ($ Thousands)

0.130%, 02/04/14	$3,945	$3,945
0.080%, 02/04/14	3,610	3,610
0.100%, 02/05/14	5,045	5,045
Texas State, Ser A, GO
0.130%, 02/04/14	3,600	3,600
Texas State, Ser B, GO
0.060%, 02/06/14	5,710	5,710
Texas State, Ser B2, GO
0.100%, 02/05/14	1,000	1,000
Texas State, Ser I, GO
0.100%, 02/05/14	2,395	2,395

		28,040

Wisconsin — 0.3%
Wisconsin State, Health & Educational Facilities Authority, RB
0.040%, 02/05/14	8,300	8,300
Wisconsin State, Health & Educational Facilities Authority, Ser B, RB
0.040%, 02/05/14	2,595	2,595
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
0.070%, 02/06/14	915	915

		11,810

Total Municipal Bonds (Cost $105,895) ($ Thousands)		105,895

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.9%
FFCB
0.200%, 02/01/14 (A)	13,390	13,389
FFCB, Ser 1
0.230%, 02/01/14 (A)	2,850	2,850
0.140%, 02/14/14 (A)	37,015	37,011
FHLB
0.120%, 05/27/14	8,500	8,500
FNMA
0.167%, 02/20/14 (A)	190	190
0.137%, 02/20/14 (A)	18,235	18,234

Total U.S. Government Agency Obligations (Cost $80,174) ($ Thousands)		80,174

CORPORATE OBLIGATIONS — 1.5%
Bank of Nova Scotia
0.180%, 02/01/14 (A)	48,000	48,000
Commonwealth Bank of Australia
2.125%, 03/17/14 (B)	2,980	2,987
Commonwealth Bank of Australia MTN
0.974%, 03/17/14 (A) (B)	4,750	4,754
National Australia Bank
2.250%, 04/11/14 (B)	1,840	1,847
National Australia Bank MTN
0.962%, 04/11/14 (A) (B)	4,650	4,657

22	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Toronto-Dominion Bank
1.375%, 07/14/14	$3,646	$3,665

Total Corporate Obligations (Cost $65,910) ($ Thousands)		65,910

REPURCHASE AGREEMENTS (E) — 14.9%
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $75,000,188 (collateralized by various FNMA obligations, ranging in par value $24,087,714 - $50,052,136, 2.630% - 3.211%, 11/01/40 - 08/01/43, with total market value $76,500,191)	75,000	75,000
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $14,707,037 (collateralized by a GNMA obligation, par value $18,434,935, 4.500%, 03/20/43, with total market value $15,001,178)	14,707	14,707
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $211,877,530 (collateralized by various FNMA obligations, ranging in par value $11,454,155 - $50,008,889, 2.003% - 3.724%, 02/01/39 - 04/01/42, with total market value $216,115,080)	211,877	211,877
Goldman Sachs 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $127,000,318 (collateralized by various FNMA obligations, ranging in par value $3,089,000 - $100,000,000, 2.186% - 3.937%, 10/01/39 - 07/01/43, with total market value $129,540,324)	127,000	127,000
RBC Capital 0.150% dated 01/28/14, to be repurchased on 02/04/14, repurchase price $23,365,681 (collateralized by various corporate obligations*, ranging in par value $55,000 - $7,997,909, 0.363% - 5.450%, 04/11/14 - 05/01/23, with total market value of $24,533,864)	23,365	23,365

Description	Face Amount ($ Thousands)	Value ($ Thousands)

TD Securities 0.080% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $31,135,208 (collateralized by various corporate obligations*, ranging in par value $50,000 - $9,185,301, 0.676% - 4.500%, 02/10/14 - 12/05/23, with total market value of $32,691,969)	$31,135	$31,135
Wells Fargo 0.290% dated 01/28/14, to be repurchased on 02/04/14, repurchase price $20,441,153 (collateralized by various corporate obligations*, ranging in par value $1,183 - $3,070,000, 1.300% - 7.000%, 02/01/14 - 08/15/23, with total market value of $21,463,038)	20,440	20,440
Wells Fargo 0.150% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $42,235,528 (collateralized by various corporate obligations*, ranging in par value $10,000 - $5,426,282, 0.700% - 7.000%, 05/13/14 - 12/15/23, with total market value of $44,353,673)	42,235	42,235
Wells Fargo 0.030% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $100,000,250 (collateralized by various U.S. Treasury Notes, ranging in par value $9,653,200 - $68,356,200, 0.250% - 2.375%, 02/28/14 - 02/28/15, with total market value of $102,000,321)	100,000	100,000

Total Repurchase Agreements (Cost $645,759) ($ Thousands)		645,759

Total Investments — 100.0% (Cost $4,342,589) ($ Thousands)		$4,342,589

* A summary of the corporate obligations used to collateralize repurchase agreements entered into by the Fund at January 31, 2014, is as follows:

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
RBC Capital	Barrick Gold	4.100%	03/01/16	$176
	BPCE	2.500	12/10/18	195
	Bristol Myers Squibb	5.450	05/01/18	860
	Cliffs Natural	4.875	04/01/21	6
	EQT	4.875	11/15/21	7,998
	John Deere Capital	0.363	06/15/15	1,478
	Kraft Foods	1.625	06/04/15	154
	Lloyds Bank PLC	5.800	01/16/20	2
	Lockhead Martin	4.250	11/15/19	1,976
	Morgan Stanley	1.488	02/25/16	55

SEI Daily Income Trust / Annual Report / January 31, 2014	23

SCHEDULE OF INVESTMENTS

Prime Obligation Fund (Concluded)

January 31, 2014

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
	O’Rielly Automotive	4.875%	01/14/21	$7,550
	Societe Generale	1.291	04/11/14	667
	Teva Pharmaceutical Finance	2.950	12/18/22	554
	Ventas Realty Limited Partnership	4.750	06/01/21	1,395
TD Securities	Australia New Zealand	2.400	11/23/16	1,584
	Broadcom	2.700	11/01/18	50
	Commonwealth Bank Austria	1.875	12/11/18	150
	Dexia Crdit Local	0.676	01/11/17	3,742
	Johnson & Johnson	3.375	12/05/23	4,000
	Johnson & Johnson	2.150	05/15/16	5,000
	Novartis Capital	4.125	02/10/14	105
	Pfizer Inc.	5.350	03/15/15	9,185
	Royal Bank	1.200	09/19/17	2,220
	Shell International Finance	4.000	03/21/14	4,109
	Verizon Communications	4.500	09/15/20	759
	Wells Fargo	4.125	08/15/23	572
Wells Fargo	AFLAC Incorporated	3.450	08/15/15	322
	Allegheny Technologies	5.875	08/15/23	266
	Anhueuser Busch	3.630	04/15/15	5,426
	Anhueuser Busch	5.050	10/15/16	266
	Capital One Bank	3.375	02/15/23	300
	CBS	3.375	03/01/22	339
	CNA Financial	7.250	11/15/23	1,692
	CNA Financial	5.875	08/15/20	1,500
	Colgate Palmolive	2.450	11/15/21	337
	Cubesmart LP	4.375	12/15/23	995
	CVS Caremark	3.250	05/18/15	31
	Diageo Finance	3.250	01/15/15	3,010
	Directv	5.875	10/01/19	312
	Duke Energy	7.000	11/15/18	233
	Duke Energy	2.150	11/15/16	316
	Encana	5.900	12/01/17	81
	Enterprise Products Operating LP	5.200	09/01/20	633
	Express Scripts Holdings	3.500	11/15/16	315
	Federal Realty Investment Trust	6.200	01/15/17	290
	Florida Power	0.650	11/15/15	6,899
	Ford Motor Credit	5.000	05/15/18	250
	Ford Motor Credit	7.000	04/15/15	335
	Goldman Sachs Group	5.750	10/01/16	268
	IBM	3.375	08/01/13	726
	Jefferies Group	3.875	11/09/15	305
	John Deere Capital	0.700	09/04/15	351
	John Deere Capital	0.750	01/22/16	186
	Johnson & Johnson	0.700	11/28/16	236
	Kimco Realty	6.875	10/01/19	75
	Kimco Realty	5.584	11/23/15	275
	Kinder Morgan	3.500	03/01/16	98
	Kraft Foods	6.125	08/23/18	254
	Medochealth Solution	2.750	09/15/15	1,283
	Plains Exploration & Production	6.500	11/15/20	771
	Plains Exploration & Production	6.125	06/15/19	4,772
	PNC Funding	5.625	02/01/17	275
	Progress Energu	4.400	01/15/21	275
	Prologis LP	4.250	08/15/23	2,596
	Rabobank Nederland	4.200	05/13/14	10
	Royal Bank	2.875	04/19/16	2,285
	Ryder System	2.450	11/15/18	330
	Senior Housing Prop	6.750	04/15/20	756
	Transocean Sedco Forex	5.050	12/15/16	330
	TX Instruments	2.375	05/16/16	490
	Wal-Mart Stores	3.625	07/08/20	280
Wells Fargo	Ace Holding	2.700	03/13/23	1,835
	Allstate	5.000	08/15/14	110
	Bank Of Scotia Halfax	3.400	01/22/15	446
	Burlington Northern Santa Fe	7.000	02/01/14	29
	Consolidated Natural Gas	5.000	03/01/14	10
	Cubesmart LP	4.375	12/15/23	1
	Ford Motor	8.000	12/15/16	45

Counterparty	Corporate Obligation	Rate	Maturity Date	Par Amount ($ Thousands)
	GE Capital	4.100 - 6.750%	10/15/15 - 03/15/23	$2 - 86
	Healthcare Realty Trust	3.750	04/15/23	246
	Keybank National Association	5.450	03/03/16	2
	Kinder Morgan	3.500	03/01/16	1,466
	Lincoln National	6.250	02/15/20	8
	Markel	5.350	06/01/21	1,141
	Morgan Stanley	3.000	08/31/15	15
	Morgan Stanley	5.500	07/24/20	101
	Petroleos Mexicanos Guaranteed Notes	3.500	01/30/23	346
	PFD HCP	2.700	02/01/14	125
	Plains All American	5.750	01/15/20	3,029
	Plains Expoloration Production	6.875	02/15/23	848
	Progress Energy	4.875	12/01/19	172
	Sierra Pacific Power	3.375	08/15/23	1,722
	Tanger Properties Ltd	6.150	11/15/15	2,216
	Thermo Electron	1.300	02/01/17	3,070
	Union Bank of CA	3.000	06/06/16	1
	Willis North America	7.000	09/29/19	85

Percentages are based on Net Assets of $4,342,582 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	The rate reported is the effective yield at time of purchase.

(D)	Securities are held in connection with a letter of credit issued by major bank.

(E)	Tri-party Repurchase Agreement.

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

24	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

Treasury Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 11.2%
U.S. Treasury Bills (A)
0.074%, 02/13/14	$8,285	$8,285
U.S. Treasury Notes
4.000%, 02/15/14	9,585	9,599
1.250%, 02/15/14	15,170	15,177

Total U.S. Treasury Obligations (Cost $33,061) ($ Thousands)		33,061

REPURCHASE AGREEMENTS (B) — 88.7%
Bank of Montreal 0.020%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $50,000,083 (collateralized by various U.S. Treasury Notes, ranging in par value $1,117,400 - $25,959,500, 0.375% - 1.875%, 04/30/14 - 07/31/18, with total market value of $51,000,099)	50,000	50,000
Bank of Nova Scotia 0.050%, dated 01/07/14, to be repurchased on 03/07/14, repurchase price $4,000,328 (collateralized by various U.S. Treasury Notes, ranging in par value $1,700 - $1,752,600, 0.125% - 3.620%, 06/30/16 - 07/15/22, with total market value of $4,080,204) (C)	4,000	4,000
Bank of Nova Scotia 0.020% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $34,000,057 (collateralized by various U.S. Treasury Notes, ranging in par value $4,440,900 - $13,883,200, 0.625% - 2.750%, 11/30/16 - 02/15/40, with total market value of $34,680,076)	34,000	34,000
Barclays 0.020% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $35,000,058 (collateralized by various U.S. Treasury Notes, par value $41,278,200, 2.8750%, 05/15/43, with total market value of $35,700,084)	35,000	35,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Citibank 0.010% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $50,000,044 (collateralized by various U.S. Treasury Notes, ranging in par value $9,945,000 - $18,390,200, 0.375% - 3.375%, 01/31/14 - 12/31/19, with total market value of $54,060,101)	$53,000	$53,000
Goldman Sachs 0.050% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $10,256,004 (collateralized by U.S. Treasury Notes, par value $8,981,100, 1.250%, 07/15/20, with total market value of $10,461,215)	10,256	10,256
RBC Capital 0.010%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $35,000,029 (collateralized by various U.S. Treasury Notes, ranging in par value $7,869,800 - $21,989,000, 0.625% - 2.000%, 07/15/14 - 01/15/24, with total market value of $35,700,052)	35,000	35,000
Wells Fargo 0.020% dated 01/31/14, to be repurchased on 02/03/14, repurchase price $40,000,067 (collateralized by various U.S. Treasury Notes, ranging in par value $2,816,100 - $13,458,000, 0.000% - 4.750%, 03/13/14 - 12/31/20, with total market value of $40,800,095)	40,000	40,000

Total Repurchase Agreements (Cost $261,256) ($ Thousands)		261,256

Total Investments - 99.9% (Cost $294,317) ($ Thousands)		$294,317

Percentages are based on Net Assets of $294,566 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

(B)	Tri-Party Repurchase Agreement.

(C)	Securities considered illiquid. The total value of such securities as of January 31, 2014 was $4,000 ($ Thousands) and represented 1.3% of Net Assets.

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2—Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2014	25

SCHEDULE OF INVESTMENTS

Treasury II Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 99.8%
U.S. Treasury Bills (A)
0.007%, 02/06/14	$521,102	$521,102
0.028%, 02/13/14	64,855	64,854
U.S. Treasury Notes
1.250%, 02/15/14	37,805	37,822
4.000%, 02/15/14	78,170	78,287

Total U.S. Treasury Obligations (Cost $702,065) ($ Thousands)		702,065

Total Investments — 99.8% (Cost $702,065) ($ Thousands)		$702,065

Percentages are based on Net Assets of $703,704 ($ Thousands).

(A)	The rate reported is the effective yield at time of purchase.

As of January 31, 2014, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

26	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CORPORATE OBLIGATIONS — 41.1%

Consumer Discretionary — 2.3%
Amazon.com
0.650%, 11/27/15	$575	$575
Autozone
1.300%, 01/13/17	350	351
Comcast
5.850%, 11/15/15	200	218
DIRECTV Holdings LLC
3.550%, 03/15/15	250	258
Hasbro
6.125%, 05/15/14	500	508
Maytag MTN
6.450%, 08/15/14	550	567
NBCUniversal Enterprise
0.924%, 04/15/14 (A) (B)	575	576
0.776%, 04/15/14 (A) (B)	445	447
NBCUniversal Media LLC
2.100%, 04/01/14	117	117
Newell Rubbermaid
2.000%, 06/15/15	450	457
Thomson Reuters
0.875%, 05/23/16	650	647
Time Warner Cable
7.500%, 04/01/14	450	455
5.850%, 05/01/17	400	439
TRW Automotive
7.250%, 03/15/17 (B)	270	308
Viacom
1.250%, 02/27/15	247	249

		6,172

Consumer Staples — 2.8%
Anheuser-Busch InBev Finance
0.639%, 05/02/14 (A)	350	349
Anheuser-Busch InBev Worldwide
0.602%, 04/14/14 (A)	300	300
BAT International Finance PLC
1.400%, 06/05/15 (B)	945	955
ConAgra Foods
1.300%, 01/25/16	600	604
CVS Caremark
1.200%, 12/05/16	340	342

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Heineken
0.800%, 10/01/15 (B)	$375	$376
Kellogg
0.469%, 02/14/14 (A)	600	601
Kimberly-Clark
0.361%, 02/15/14 (A)	800	800
Kraft Foods Group
1.625%, 06/04/15	625	634
Kroger
0.804%, 04/17/14 (A)	600	601
Mondelez International
0.776%, 05/01/14 (A)	450	447
Philip Morris International
2.500%, 05/16/16	500	520
Reynolds American
1.050%, 10/30/15	260	261
SABMiller Holdings
0.928%, 02/01/14 (A) (B)	650	653

		7,443

Energy — 2.6%
BP Capital Markets PLC
0.749%, 02/10/14 (A)	750	751
0.700%, 11/06/15	865	868
Devon Energy
0.784%, 03/15/14 (A)	500	501
Enterprise Products Operating LLC
1.250%, 08/13/15	45	45
Petrobras Global Finance
1.857%, 02/20/14 (A)	1,240	1,223
Schlumberger Investment
0.792%, 02/16/14 (A) (B)	575	577
Schlumberger Norge
1.250%, 08/01/17 (B)	145	144
Shell International Finance BV
0.451%, 02/15/14 (A)	850	850
Statoil
0.699%, 02/01/14 (A)	550	553
Total Capital Canada
0.619%, 04/17/14 (A)	900	904
Total Capital International
0.809%, 02/12/14 (A)	400	402
TransCanada PipeLines
0.750%, 01/15/16	350	350

		7,168

Financials — 24.6%
Abbey National Treasury Services PLC
3.875%, 11/10/14 (B)	598	613
ABN AMRO Bank
1.375%, 01/22/16 (B)	795	801

SEI Daily Income Trust / Annual Report / January 31, 2014	27

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

1.035%, 02/15/14 (A) (B)	$400	$402
American Express
0.828%, 02/22/14 (A)	600	600
American Express Centurion Bank
0.689%, 02/13/14 (A)	535	537
American Honda Finance
0.612%, 02/26/14 (A) (B)	815	817
American Honda Finance MTN
1.000%, 08/11/15 (B)	400	403
Australia & New Zealand Banking Group
0.620%, 04/10/14 (A) (B)	300	300
Australia & New Zealand Banking Group NY
0.801%, 02/15/14 (A)	375	375
Bank of America
1.500%, 10/09/15	810	818
1.279%, 04/15/14 (A)	750	756
Bank of America MTN
1.066%, 02/01/14 (A)	200	201
Bank of Montreal MTN
0.842%, 04/09/14 (A)	500	503
0.498%, 03/24/14 (A)	900	901
Bank of New York Mellon MTN
0.682%, 03/06/14 (A)	350	350
0.469%, 03/06/14 (A)	585	584
Bank of Nova Scotia
1.850%, 01/12/15	965	979
0.759%, 04/15/14 (A)	670	673
0.683%, 03/11/14 (A)	800	803
Bank of Tokyo-Mitsubishi
0.687%, 02/26/14 (A) (B)	440	440
Bank of Tokyo-Mitsubishi UFJ
0.852%, 02/26/14 (A) (B)	200	201
Barclays Bank PLC MTN
6.050%, 12/04/17 (B)	500	562
BB&T MTN
1.103%, 03/15/14 (A)	380	385
0.897%, 05/01/14 (A)	350	349
BNP Paribas MTN
2.995%, 03/20/14 (A)	615	629
0.832%, 03/12/14 (A)	850	853
BPCE MTN
1.489%, 03/12/14 (A)	500	506
Branch Banking & Trust
0.667%, 03/01/14 (A)	760	760
Capital One
0.696%, 03/24/14 (A)	500	499
Capital One Financial
2.150%, 03/23/15	500	508
1.389%, 04/17/14 (A)	255	256
CDP Financial
3.000%, 11/25/14 (B)	440	450

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Citigroup
4.875%, 05/07/15	$700	$733
1.250%, 01/15/16	1,085	1,090
Commonwealth Bank of Australia
0.745%, 02/01/14 (A) (B)	600	601
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.723%, 02/01/14 (A)	550	553
Credit Agricole
1.096%, 04/03/14 (A) (B)	1,400	1,407
Credit Suisse USA
5.375%, 03/02/16	450	491
Daimler Finance North America LLC
1.250%, 01/11/16 (B)	950	956
1.098%, 02/01/14 (A) (B)	400	402
0.918%, 02/01/14 (A) (B)	910	915
ERAC USA Finance LLC
1.400%, 04/15/16 (B)	240	241
European Investment Bank
1.125%, 08/15/14	900	904
Export-Import Bank of Korea
0.992%, 04/14/14 (A)	450	452
Fifth Third Bank
0.747%, 02/18/14 (A)	500	501
0.647%, 02/26/14 (A)	790	791
Ford Motor Credit LLC
1.489%, 02/09/14 (A)	670	681
General Electric Capital
0.957%, 02/01/14 (A)	250	252
General Electric Capital MTN
1.109%, 02/01/14 (A)	500	507
1.000%, 01/08/16	250	252
Goldman Sachs Group
3.625%, 02/07/16	350	367
1.436%, 04/30/14 (A)	500	506
0.742%, 04/12/14 (A)	705	705
Goldman Sachs Group MTN
1.341%, 02/15/14 (A)	400	400
1.239%, 02/21/14 (A)	660	663
HSBC Bank PLC
0.881%, 02/15/14 (A) (B)	500	502
HSBC Bank USA NY
4.625%, 04/01/14	700	705
HSBC USA
2.375%, 02/13/15	580	591
Hyundai Capital America
1.875%, 08/09/16 (B)	165	166
1.625%, 10/02/15 (B)	685	692
ING Bank
1.886%, 02/15/14 (A) (B)	1,125	1,149
ING US
2.900%, 02/15/18	350	361
International Lease Finance
6.500%, 09/01/14 (B)	500	515

28	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Intesa Sanpaolo
3.125%, 01/15/16	$350	$357
JPMorgan Chase
1.139%, 04/25/14 (A)	500	506
0.865%, 04/28/14 (A)	500	498
JPMorgan Chase MTN
0.857%, 02/25/14 (A)	1,090	1,094
KeyBank
0.727%, 02/25/14 (A)	700	702
Korea Development Bank
0.862%, 04/22/14 (A)	955	956
LLoyds Bank Plc MTN
4.375%, 01/12/15 (B)	131	136
Macquarie Group
1.236%, 04/30/14 (A) (B)	350	350
Manufacturers & Traders Trust
0.542%, 03/07/14 (A)	660	659
Metropolitan Life Global Funding I
1.700%, 06/29/15 (B)	850	863
1.500%, 01/10/18 (B)	220	216
Morgan Stanley
1.488%, 02/25/14 (A)	1,320	1,338
1.087%, 04/24/14 (A)	400	397
National Rural Utilities Cooperative Finance MTN
0.537%, 02/23/14 (A)	600	601
New York Life Global Funding
0.587%, 04/23/14 (A) (B)	550	552
Nissan Motor Acceptance
4.500%, 01/30/15 (B)	320	332
0.946%, 03/26/14 (A) (B)	1,100	1,105
Nordea Bank
0.699%, 02/13/14 (A) (B)	600	602
PACCAR Financial MTN
0.509%, 02/08/14 (A)	450	450
PNC Bank
0.556%, 04/29/14 (A)	700	700
Pricoa Global Funding I
5.450%, 06/11/14 (B)	600	610
Pricoa Global Funding I MTN
0.508%, 02/19/14 (A) (B)	325	326
Principal Life Global Funding II
1.000%, 12/11/15 (B)	795	798
0.867%, 04/09/14 (A) (B)	250	251
0.606%, 02/27/14 (A) (B)	370	370
Principal Life Income Funding Trusts MTN
5.100%, 04/15/14	250	252
Prudential Financial MTN
5.100%, 09/20/14	231	238
1.021%, 04/01/14 (A)	500	502
Rabobank MTN
2.125%, 10/13/15	880	904

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Royal Bank of Canada MTN
1.200%, 01/23/17	$400	$402
0.850%, 03/08/16	990	991
0.567%, 04/23/14 (A)	450	450
Royal Bank of Scotland PLC
2.550%, 09/18/15	295	302
SLM Student Loan Trust MTN
3.875%, 09/10/15	235	242
Societe Generale
1.327%, 02/15/14 (A)	450	452
Sumitomo Mitsui Banking
1.350%, 07/18/15	250	253
0.670%, 04/10/14 (A)	500	500
SunTrust Banks
3.600%, 04/15/16	690	728
0.527%, 05/15/14 (A)	300	300
Svenska Handelsbanken
0.716%, 03/25/14 (A)	700	702
Toronto-Dominion Bank MTN
0.418%, 02/07/14 (A)	700	700
Toyota Motor Credit
0.529%, 02/17/14 (A)	1,700	1,705
Travelers
6.250%, 06/20/16	467	524
UBS MTN
5.875%, 07/15/16	550	613
Union Bank
0.996%, 03/26/14 (A)	250	252
USAA Capital
3.500%, 07/17/14 (B)	250	253
Ventas Realty
1.550%, 09/26/16	550	555
Volkswagen International Finance
0.676%, 02/19/14 (A) (B)	1,050	1,053
Wells Fargo MTN
0.867%, 04/23/14 (A)	650	654
0.767%, 04/20/14 (A)	990	995
Westpac Banking
0.848%, 04/17/14 (A)	600	602

		66,758

Health Care — 2.0%
Express Scripts Holding
2.750%, 11/21/14	1,200	1,221
GlaxoSmithKline Capital
0.700%, 03/18/16	844	845
McKesson
0.950%, 12/04/15	235	235
Merck
0.429%, 02/18/14 (A)	910	912
Mylan
1.350%, 11/29/16	400	401

SEI Daily Income Trust / Annual Report / January 31, 2014	29

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Providence Health & Services Obligated Group
1.047%, 04/01/14 (A)	$700	$696
Teva Pharmaceutical Finance III
0.746%, 03/21/14 (A)	620	620
Thermo Fisher Scientific
2.050%, 02/21/14	137	137
1.300%, 02/01/17	165	165
WellPoint
1.250%, 09/10/15	210	212

		5,444

Industrials — 1.5%
Air Lease
4.500%, 01/15/16	300	316
Canadian National Railway
0.436%, 02/06/14 (A)	1,000	1,001
General Electric
0.850%, 10/09/15	1,295	1,302
Kansas City Southern de Mexico
0.935%, 04/28/14 (A)	160	160
Penske Truck Leasing LP
2.500%, 07/11/14 (B)	70	71
Pentair Finance
1.350%, 12/01/15	285	287
Precision Castparts
0.700%, 12/20/15	145	145
Rockwell Collins
0.593%, 03/15/14 (A)	690	690

		3,972

Information Technology — 1.4%
Dell
0.847%, 04/01/14 (A)	350	349
Hewlett Packard
3.000%, 09/15/16	450	469
Hewlett-Packard
1.182%, 04/14/14 (A)	500	500
0.638%, 02/28/14 (A)	500	500
TSMC Global
0.950%, 04/03/16 (B)	325	323
Western Union
2.375%, 12/10/15	85	87
1.239%, 02/01/14 (A)	275	276
Xerox
1.059%, 02/15/14 (A)	1,345	1,347

		3,851

Materials — 1.5%
Glencore Funding LLC
1.396%, 02/27/14 (A) (B)	700	698
Monsanto
0.438%, 02/07/14 (A)	710	710

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Rio Tinto Finance USA PLC
8.950%, 05/01/14	$500	$510
1.084%, 03/17/14 (A)	955	964
Xstrata Finance Canada
2.050%, 10/23/15 (B)	900	911
Yara International
5.250%, 12/15/14 (B)	350	362

		4,155

Telecommunications — 1.3%
AT&T
0.624%, 02/12/14 (A)	1,350	1,349
Verizon Communications
1.993%, 03/14/14 (A)	470	492
1.773%, 03/17/14 (A)	410	422
0.442%, 03/06/14 (A) (B)	660	659
Vodafone Group PLC
0.623%, 02/19/14 (A)	620	619

		3,541

Utilities — 1.1%
Dominion Gas Holdings LLC
1.050%, 11/01/16 (B)	550	549
Dominion Resources
1.800%, 03/15/14	620	621
Duke Energy
6.300%, 02/01/14	590	590
Duke Energy Indiana
0.592%, 02/15/14 (A)	85	85
Georgia Power
0.625%, 11/15/15	700	701
NextEra Energy Capital Holdings
1.339%, 09/01/15	300	302

		2,848

Total Corporate Obligations (Cost $110,915) ($ Thousands)		111,352

ASSET-BACKED SECURITIES — 25.6%

Automotive — 15.5%
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A3
0.570%, 08/20/15	420	420
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A4
0.700%, 12/21/15	410	411
Ally Auto Receivables Trust, Ser 2012-SN1, Cl A2
0.510%, 12/22/14	1,673	1,674
Ally Auto Receivables Trust, Ser 2013-1, Cl A3
0.630%, 05/15/17	825	826

30	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ally Auto Receivables Trust, Ser 2013-SN1, Cl A3
0.720%, 05/20/16	$480	$480
Ally Master Owner Trust, Ser 2012-3, Cl A2
1.210%, 06/15/17	480	483
Ally Master Owner Trust, Ser 2013-1, Cl A1
0.610%, 02/15/14 (A)	310	310
Ally Master Owner Trust, Ser 2013-1, Cl A2
1.000%, 02/15/18	600	602
Ally Master Owner Trust, Ser 2013-2, Cl A
0.610%, 02/15/14 (A)	750	752
Ally Master Owner Trust, Ser 2014-1, Cl A1
0.659%, 02/15/14 (A)	350	350
American Credit Acceptance Receivables Trust, Ser 2012-3, Cl A
1.640%, 11/15/16 (B)	249	249
American Credit Acceptance Receivables Trust, Ser 2013-2, Cl A
1.320%, 02/15/17 (B)	296	296
American Credit Acceptance Receivables Trust, Ser 2014-1, Cl A
1.140%, 03/12/18 (B)	230	230
AmeriCredit Automobile Receivables Trust, Ser 2013-5, Cl A2B
0.542%, 02/26/14 (A)	195	195
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl B
1.990%, 10/08/15	121	121
AmeriCredit Automobile Receivables Trust, Ser 2010-A, Cl A3
3.510%, 07/06/17	135	136
AmeriCredit Automobile Receivables Trust, Ser 2011-3, Cl A3
1.170%, 01/08/16	189	189
AmeriCredit Automobile Receivables Trust, Ser 2012-2, Cl A3
1.050%, 10/11/16	1,240	1,243
AmeriCredit Automobile Receivables Trust, Ser 2012-3, Cl A2
0.710%, 12/08/15	53	53
AmeriCredit Automobile Receivables Trust, Ser 2012-5, Cl A3
0.620%, 06/08/17	575	576
AmeriCredit Automobile Receivables Trust, Ser 2013-2, Cl A3
0.650%, 12/08/17	490	490

Description	Face Amount ($ Thousands)	Value ($ Thousands)

AmeriCredit Automobile Receivables Trust, Ser 2013-4, Cl A2
0.740%, 11/08/16	$910	$911
ARI Fleet Lease Trust, Ser 2012-A, Cl A
0.710%, 02/15/14 (A) (B)	59	60
ARI Fleet Lease Trust, Ser 2012-B, Cl A
0.460%, 02/15/14 (A) (B)	578	577
ARI Fleet Lease Trust, Ser 2013-A, Cl A2
0.700%, 12/15/15 (B)	325	325
California Republic Auto Receivables Trust, Ser 2013-1, Cl A2
1.410%, 09/17/18 (B)	1,143	1,143
Capital Auto Receivables Asset Trust Ser 2013-4, Cl A1
0.537%, 02/20/14 (A)	295	295
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A1A
0.680%, 05/20/16	325	326
CarMax Auto Owner Trust, Ser 2012-1, Cl A3
0.890%, 09/15/16	215	215
CarMax Auto Owner Trust, Ser 2012-3, Cl A3
0.520%, 07/17/17	370	370
CarMax Auto Owner Trust, Ser 2012-3, Cl C
1.500%, 08/15/18	120	121
CFC LLC, Ser 2013-1A, Cl A
1.650%, 07/17/17 (B)	65	65
Chesapeake Funding LLC, Ser 2011-2A, Cl A
1.418%, 02/07/14 (A) (B)	492	497
Chesapeake Funding LLC, Ser 2012-1A, Cl A
0.918%, 02/07/14 (A) (B)	220	220
Chesapeake Funding LLC, Ser 2012-2A, Cl A
0.615%, 02/07/14 (A) (B)	903	901
Chesapeake Funding LLC, Ser 2013-1A, Cl A
0.618%, 02/08/14 (A) (B)	325	324
Chrysler Capital Auto Receivables Trust, Ser 2013-AA, Cl A2
0.610%, 11/15/16 (B)	325	325
CPS Auto Receivables Trust, Ser 2013-D, Cl A
1.540%, 07/16/18 (B)	308	308
Credit Acceptance Auto Loan Trust, Ser 2013-1A, Cl A
1.210%, 10/15/20 (B)	290	290

SEI Daily Income Trust / Annual Report / January 31, 2014	31

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Credit Acceptance Auto Loan Trust, Ser 2013-2A, Cl A
1.500%, 04/15/21 (B)	$365	$365
DT Auto Owner Trust, Ser 2014-1A, Cl A
0.660%, 07/17/17 (B)	250	250
Enterprise Fleet Financing LLC, Ser 2012-1, Cl A2
1.140%, 11/20/17 (B)	130	131
Enterprise Fleet Financing LLC, Ser 2013-1, Cl A2
0.680%, 09/20/18 (B)	509	509
Enterprise Fleet Financing LLC, Ser 2013-2, Cl A2
1.060%, 03/20/19 (B)	425	426
First Investors Auto Owner Trust Ser 2013-3A, Cl A2
0.890%, 09/15/17 (B)	225	225
First Investors Auto Owner Trust, Ser 2012-2A, Cl A2
1.470%, 05/15/18 (B)	327	328
First Investors Auto Owner Trust, Ser 2013-1A, Cl A2
0.900%, 10/15/18 (B)	203	204
First Investors Auto Owner Trust, Ser 2013-2A, Cl A2
1.230%, 03/15/19 (B)	1,629	1,634
Ford Credit Auto Lease Trust, Ser 2012-A, Cl A4
1.030%, 04/15/15	550	551
Ford Credit Auto Lease Trust, Ser 2012-B, Cl A3
0.570%, 09/15/15	455	455
Ford Credit Auto Lease Trust, Ser 2013-B, Cl A2B
0.430%, 02/15/14 (A)	245	245
Ford Credit Auto Owner Trust, Ser 2012-A, Cl B
1.880%, 08/15/17	475	485
Ford Credit Floorplan Master Owner Trust, Ser 2011-1, Cl A2
0.760%, 02/15/14 (A)	104	104
Ford Credit Floorplan Master Owner Trust, Ser 2013-1, Cl A2
0.540%, 02/15/14 (A)	1,145	1,147
Ford Credit Floorplan Master Owner Trust, Ser 2013-5, Cl A2
0.630%, 02/15/14 (A)	310	311
GE Dealer Floorplan Master Note Trust, Ser 2011-1, Cl A
0.757%, 02/20/14 (A)	1,000	1,001
GE Dealer Floorplan Master Note Trust, Ser 2012-1, Cl A
0.727%, 02/20/14 (A)	1,195	1,199

Description	Face Amount ($ Thousands)	Value ($ Thousands)

GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A
0.647%, 02/28/14 (A)	$985	$988
GE Dealer Floorplan Master Note Trust, Ser 2012-4, Cl A
0.597%, 02/20/14 (A)	1,405	1,408
Harley-Davidson Motorcycle Trust, Ser 2011-1, Cl A3
0.960%, 05/16/16	147	147
Harley-Davidson Motorcycle Trust, Ser 2012-1, Cl A3
0.680%, 04/15/17	323	323
Hertz Fleet Lease Funding, Ser 2013-3, Cl B
1.211%, 02/10/14 (A) (B)	765	768
Hertz Fleet Lease Funding, Ser 2013-3, Cl A
0.711%, 02/10/14 (A) (B)	340	341
Hertz Vehicle Financing LLC, Ser 2010-1A, Cl A1
2.600%, 02/25/15 (B)	139	139
Hertz Vehicle Financing LLC, Ser 2011-1A, Cl A1
2.200%, 03/25/16 (B)	445	450
Honda Auto Receivables Owner Trust, Ser 2011-2, Cl A3
0.940%, 03/18/15	33	33
Honda Auto Receivables Owner Trust, Ser 2013-1, Cl A3
0.480%, 11/21/16	202	202
Huntington Auto Trust, Ser 2012-2, Cl A3
0.510%, 04/17/17	520	520
Hyundai Auto Lease Securitization Trust, Ser 2013-B, Cl A2
0.750%, 03/15/16 (B)	550	551
M&T Bank Auto Receivables Trust, Ser 2013-1A, Cl A3
1.060%, 11/15/17 (B)	1,075	1,084
Mercedes Benz Auto Lease Trust, Ser 2013-B, Cl A3
0.620%, 07/15/16	150	150
Mercedes-Benz Auto Receivables Trust, Ser 2011-1, Cl A3
0.850%, 03/16/15	15	15
Mercedes-Benz Master Owner Trust, Ser 2012-AA, Cl A
0.790%, 11/15/17 (B)	360	361
Mercedes-Benz Master Owner Trust, Ser 2012-BA, Cl A
0.430%, 02/15/14 (A) (B)	820	820
Motor PLC, Ser 2013-1A, Cl A1
0.658%, 02/15/14 (A) (B)	278	278

32	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Navistar Financial Owner Trust, Ser 2012-A, Cl A2
0.850%, 03/18/15 (B)	$112	$112
Nissan Auto Lease Trust, Ser 2013-B, Cl A2B
0.430%, 02/15/14 (A)	190	190
Nissan Auto Receivables Owner Trust, Ser 2010-A, Cl A4
1.310%, 09/15/16	106	107
Nissan Master Owner Trust Receivables, Ser 2012-A, Cl A
0.630%, 02/15/14 (A)	1,240	1,243
Porsche Innovative Lease Owner Trust, Ser 2013-1, Cl A4
0.880%, 10/22/19 (B)	310	311
Prestige Auto Receivables Trust, Ser 2013-1A, Cl A2
1.090%, 02/15/18 (B)	907	910
Santander Drive Auto Receivables Trust, Ser 2013-5, Cl A2B
0.540%, 02/16/14 (A)	310	310
Santander Drive Auto Receivables Trust, Ser 2010-2, Cl C
3.890%, 07/17/17	358	363
Santander Drive Auto Receivables Trust, Ser 2013-1, Cl A2
0.480%, 02/16/16	105	105
Santander Drive Auto Receivables Trust, Ser 2013-2
0.660%, 07/17/17	115	115
SNAAC Auto Receivables Trust, Ser 2013-1A, Cl A
1.140%, 07/16/18 (B)	160	160
Volvo Financial Equipment LLC, Ser 2013-1A, Cl A3
0.740%, 02/19/14 (B)	350	350
Westlake Automobile Receivables Trust, Ser 2013-1A, Cl A2
1.120%, 01/15/18 (B)	360	360
World Omni Automobile Lease Securitization Trust, Ser 2011-A, Cl A4
1.780%, 09/15/16	32	32
World Omni Automobile Lease Securitization Trust, Ser 2012-A, Cl A3
0.930%, 11/16/15	1,191	1,194
World Omni Automobile Lease Securitization Trust, Ser 2013-A, Cl A2B
0.480%, 02/15/14 (A)	185	185
World Omni Master Owner Trust, Ser 2013-1, Cl A
0.510%, 02/15/14 (A) (B)	555	555

		42,109

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Credit Card — 3.2%
American Express Credit Account Master Trust, Ser 2012-2, Cl A
0.680%, 03/15/18	$275	$276
American Express Credit Account Master Trust, Ser 2013-3, Cl A
0.980%, 05/15/19	185	185
Cabelas Master Credit Card Trust, Ser 2013-2A A2, Cl A2
0.810%, 02/15/14 (A) (B)	210	212
Capital One Multi-Asset Execution Trust, Ser 2013-A3, Cl A3
0.960%, 09/16/19	360	359
Chase Issuance Trust, Ser 2012-A5, Cl A5
0.590%, 08/15/17	1,240	1,242
Chase Issuance Trust, Ser 2013-A6, Cl A6
0.580%, 03/24/14 (A)	550	551
Citibank Credit Card Issuance Trust, Ser 2013-A10, Cl A10
0.730%, 02/07/18	1,350	1,352
Citibank Credit Card Issuance Trust, Ser 2013-A3, Cl A3
1.110%, 07/23/18	500	503
Dryrock Issuance Trust, Ser 2012-1, Cl A
0.310%, 02/15/14 (A)	305	305
Dryrock Issuance Trust, Ser 2012-2, Cl A
0.640%, 08/15/18	480	479
GE Capital Credit Card Master Note Trust, Ser 2009-4, Cl A
3.800%, 11/15/17	325	333
GE Capital Credit Card Master Note Trust, Ser 2012-5, Cl A
0.950%, 06/15/18	590	592
Golden Credit Card Trust, Ser 2012-5A, Cl A
0.790%, 09/15/17 (B)	575	576
Golden Credit Card Trust, Ser 2013-2A, Cl A
0.590%, 02/27/14 (A) (B)	490	491
Gracechurch Card Funding PLC, Ser 2012-1A, Cl A1
0.860%, 02/15/14 (A) (B)	600	602
Master Credit Card Trust, Ser 2012-2A, Cl A
0.780%, 04/21/17 (B)	360	360
Penarth Master Issuer PLC, Ser 2013-1A, Cl A1
0.547%, 02/18/14 (A) (B)	355	355

		8,773

SEI Daily Income Trust / Annual Report / January 31, 2014	33

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Miscellaneous Business Services — 5.4%
Apidos CDO, Ser 2013-12A, Cl A
1.339%, 05/02/14 (A) (B)	$600	$588
Atrium CDO, Ser 2013-10A, Cl A
1.357%, 04/16/14 (A) (B)	605	596
Babson CLO, Ser 2013-IA, Cl A
1.337%, 04/21/14 (A) (B)	650	638
Cent CLO 16, Ser 2014-20A, Cl A
1.724%, 01/25/26 (A) (B)	600	600
CIFC Funding, Ser 2013-1A, Cl A1
1.387%, 04/16/14 (A) (B)	485	478
City of New York, Ser 2013-A, Cl A
1.190%, 11/10/26 (B)	155	155
CNH Equipment Trust, Ser 2012-D, Cl A3
0.650%, 04/16/18	915	916
CNH Equipment Trust, Ser 2013-D, Cl A2
0.490%, 02/15/14	315	315
CNH Equipment Trust, Ser 2012-B, Cl A3
0.860%, 09/15/17	274	274
CNH Equipment Trust, Ser 2012-C, Cl A3
0.570%, 12/15/17	280	280
CNH Wholesale Master Note Trust, Ser 2013-2A, Cl A
0.760%, 02/15/14 (A) (B)	425	426
Dryden Senior Loan F, Ser 2014-31, Cl A
1.710%, 02/15/26	250	248
GE Equipment Midticket LLC Ser 2013-1, Cl A2
0.640%, 03/22/16	200	200
GE Equipment Midticket LLC, Ser 2010-1, Cl A4
1.470%, 07/14/15 (B)	19	19
GE Equipment Midticket LLC, Ser 2012-1, Cl A3
0.600%, 05/23/16	270	270
GE Equipment Midticket LLC, Ser 2012-1, Cl A2
0.470%, 01/22/15	83	83
GE Equipment Transportation LLC, Ser 2011-1, Cl A4
1.330%, 05/20/19	49	49
GE Equipment Transportation LLC, Ser 2012-1, Cl A3
0.990%, 11/23/15	83	83
GE Equipment Transportation LLC, Ser 2012-2, Cl A3
0.620%, 07/25/16	410	410

Description	Face Amount ($ Thousands)	Value ($ Thousands)

GE Equipment Transportation LLC, Ser 2013-2, Cl A2
0.610%, 06/24/16	$330	$330
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T7, Cl AT7
1.981%, 11/15/46 (B)	330	328
HLSS Servicer Advance Receivables Backed Notes, Ser 2012-T2, Cl A2
1.990%, 10/15/45 (B)	300	302
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T1, Cl A2
1.495%, 01/16/46 (B)	200	200
HLSS Servicer Advance Receivables Backed Notes, Ser 2013-T2, Cl A2
1.147%, 05/16/44 (B)	211	211
HLSS Servicer Advance Receivables Backed Notes, Ser 2014-T1, Cl AT1
1.244%, 01/17/45 (B)	170	170
John Deere Owner Trust, Ser 2012-B, Cl A2
0.430%, 02/17/15	110	110
Katonah CLO, Ser 2005-7A, Cl B
0.661%, 02/15/14 (A) (B)	504	495
Macquarie Equipment Funding Trust, Ser 2012-A, Cl A2
0.610%, 04/20/15 (B)	360	360
Madison Park Funding CLO, Ser 2007-4A, Cl A1B
0.546%, 03/24/14 (A) (B)	420	401
MMAF Equipment Finance LLC, Ser 2012-AA, Cl A2
0.840%, 01/12/15 (B)	62	62
MMAF Equipment Finance LLC, Ser 2013-AA, Cl A2
0.690%, 05/09/16 (B)	540	540
Nelnet Education Loan Funding, Ser 2004-2A, Cl A4
0.378%, 02/25/14 (A)	108	108
Oak Hill Credit Partners, Ser 2013-8A, Cl A
1.357%, 04/21/14 (A) (B)	360	354
Octagon Investment Partners XVI, Ser 2013-1A, Cl A
1.392%, 04/17/14 (A) (B)	550	542
OHA Intrepid Leveraged Loan Fund, Ser 2013-1AR, Cl AR
1.157%, 02/22/14 (A) (B)	507	506
SLM Student Loan Trust, Ser 2005-9, Cl A4
0.339%, 04/25/14 (A)	43	43

34	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

SLM Student Loan Trust, Ser 2006-4, Cl A4
0.319%, 04/25/14 (A)	$115	$115
SLM Student Loan Trust, Ser 2007-2, Cl A2
0.239%, 04/25/14 (A)	225	224
SLM Student Loan Trust, Ser 2008-5, Cl A2
1.339%, 04/25/14 (A)	45	45
SLM Student Loan Trust, Ser 2011-1, Cl A1
0.678%, 02/15/14 (A)	668	669
SLM Student Loan Trust, Ser 2011-A, Cl A1
1.160%, 02/15/14 (A) (B)	123	124
SLM Student Loan Trust, Ser 2011-B, Cl A1
1.010%, 02/15/14 (A) (B)	390	391
SLM Student Loan Trust, Ser 2012-5, Cl A1
0.358%, 02/25/14 (A)	295	296
SLM Student Loan Trust, Ser 2012-6, Cl A1
0.318%, 02/26/14 (A)	272	272
SLM Student Loan Trust, Ser 2012-7, Cl A1
0.318%, 02/26/14 (A)	267	266
SLM Student Loan Trust, Ser 2013-1, Cl A1
0.308%, 02/25/14 (A)	311	310
SMS Student Loan Trust, Ser 2000-B, Cl A2
0.435%, 04/30/14 (A)	104	103

		14,505

Mortgage Related — 1.5%
Accredited Mortgage Loan Trust, Ser 2004-4, Cl A1A
0.498%, 02/27/14 (A)	266	259
ACE Securities Home Equity Loan Trust, Ser 2005-SD3, Cl A
0.558%, 02/27/14 (A)	102	101
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005, Cl A1B
0.418%, 02/25/14 (A)	473	470
Bayview Financial Acquisition Trust, Ser 2004-D, Cl A
0.746%, 02/28/14 (A)	142	142
HSBC Home Equity Loan Trust, Ser 2005-1, Cl A
0.447%, 02/20/14 (A)	556	553

Description	Face Amount ($ Thousands)	Value ($ Thousands)

HSBC Home Equity Loan Trust, Ser 2006-1, Cl A1
0.317%, 02/20/14 (A)	$1,405	$1,376
HSBC Home Equity Loan Trust, Ser 2006-2, Cl A1
0.307%, 02/20/14 (A)	282	275
HSBC Home Equity Loan Trust, Ser 2006-3, Cl A4
0.397%, 02/20/14 (A)	510	495
JPMorgan Mortgage Acquisition, Ser 2005-FLD1, Cl M2
0.648%, 02/25/14 (A)	444	442

		4,113

Total Asset-Backed Securities (Cost $69,523) ($ Thousands)		69,500

MORTGAGE-BACKED SECURITIES — 17.0%

Agency Mortgage-Backed Obligations — 5.8%
FHLMC
4.000%, 05/01/19 to 04/01/20	704	749
2.294%, 02/01/14 (A)	124	132
2.266%, 02/01/14 (A)	172	184
FHLMC REMIC, Ser 1993-1599, Cl C
6.100%, 10/15/23	3	3
FHLMC REMIC, Ser 2003-2654, Cl OG
5.000%, 02/15/32	26	26
FHLMC REMIC, Ser 2004-2778, Cl JD
5.000%, 12/15/32	33	34
FHLMC REMIC, Ser 2004-2793, Cl GE
5.500%, 11/15/32	8	8
FHLMC REMIC, Ser 2004-2890, Cl KC
4.500%, 02/15/19	11	11
FHLMC REMIC, Ser 2005-2931, Cl AM
4.500%, 07/15/19	41	41
FHLMC REMIC, Ser 2009-3558, Cl AW
4.750%, 08/15/19	15	15
FNMA
6.000%, 01/01/27	98	109
5.000%, 04/01/20 to 03/01/25	1,439	1,558
2.340%, 02/01/14 (A)	22	24
2.278%, 02/01/14 (A)	41	43
2.245%, 02/01/14 (A)	17	18
2.097%, 02/01/14 (A)	112	117
2.052%, 02/01/14 (A)	81	86
2.014%, 02/01/14 (A)	45	46
1.990%, 01/01/17	480	480

SEI Daily Income Trust / Annual Report / January 31, 2014	35

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

1.940%, 01/01/17	$558	$565
1.278%, 02/01/14 (A)	21	21
FNMA REMIC, Ser 1993-58, Cl H
5.500%, 04/25/23	27	30
FNMA REMIC, Ser 2001-33, Cl FA
0.608%, 02/25/14 (A)	32	32
FNMA REMIC, Ser 2002-64, Cl FG
0.407%, 02/18/14 (A)	32	32
FNMA REMIC, Ser 2002-77, Cl CB
5.000%, 12/25/17	245	259
FNMA REMIC, Ser 2010-64, Cl EH
5.000%, 10/25/35	46	48
FNMA REMIC, Ser 2011-109, Cl PK
4.000%, 08/25/41	186	191
FNMA REMIC, Ser 2011-6, Cl BA
2.750%, 06/25/20	299	309
FNMA, Ser M3, Cl A1
2.587%, 03/25/20	200	202
FNMA TBA
3.500%, 02/01/41	850	896
3.000%, 02/01/26	4,200	4,334
GNMA
4.500%, 09/20/39 (A)	236	245
GNMA, Ser 2009-104, Cl NJ
4.250%, 07/20/36	68	71
GNMA, Ser 2009-113, Cl MJ
4.000%, 03/16/23	510	535
GNMA, Ser 2010-122, Cl A
1.897%, 01/16/32	119	120
GNMA, Ser 2010-43, Cl JA
3.000%, 09/20/37	421	435
GNMA, Ser 2011-110, Cl A
2.237%, 03/16/33	284	287
Mortgage-Linked Amortizing Notes, Ser 2012-1, Cl A10
2.060%, 01/15/22	106	108
NCUA Guaranteed Notes, Ser 2010-R1, Cl 1A
0.613%, 02/04/14 (A)	736	740
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	32	33
NCUA Guaranteed Notes, Ser 2010-R2, Cl 1A
0.533%, 02/06/14 (A)	250	250
NCUA Guaranteed Notes, Ser 2011-R1, Cl 1A
0.619%, 02/04/14 (A)	565	568

Description	Face Amount ($ Thousands)	Value ($ Thousands)

NCUA Guaranteed Notes, Ser 2011-R2, Cl 1A
0.563%, 02/09/14 (A)	$306	$306
NCUA Guaranteed Notes, Ser 2011-R3, Cl 1A
0.571%, 02/09/14 (A)	751	751
NCUA Guaranteed Notes, Ser 2011-R4, Cl 1A
0.542%, 02/05/14 (A)	386	387
NCUA Guaranteed Notes, Ser 2011-R6, Cl 1A
0.542%, 02/07/14 (A)	195	195

		15,634

Non-Agency Mortgage-Backed Obligations — 11.2%
Banc of America Mortgage Securities, Ser 2005-F, Cl 2A2
2.739%, 02/01/14 (A) (B)	394	380
Banc of America Mortgage Securities, Ser 2005-J, Cl 2A1
2.752%, 02/01/14 (A) (B)	48	45
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-12, Cl 11A1
2.571%, 02/01/14 (A) (B)	117	93
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-3, Cl 2A1
2.709%, 02/01/14 (A) (B)	159	142
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2005-6, Cl 3A1
2.711%, 02/01/14 (A) (B)	267	230
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR4, Cl A3
5.468%, 06/11/41 (A)	135	135
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PW10, Cl A4
5.405%, 12/11/40 (A)	500	529
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-PWR8, Cl A4
4.674%, 06/11/41	556	577
Bear Stearns Commercial Mortgage Securities Trust, Ser 2005-T18, Cl A4
4.933%, 02/01/14 (A)	472	488
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR5, Cl A5
4.978%, 02/01/14 (A)	123	125

36	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Bear Stearns Commercial Mortgage Securities Trust, Ser PWR6, Cl A6
4.825%, 11/11/41	$97	$99
Bear Stearns Commercial Mortgage Securities Trust, Ser PWR7, Cl A3
5.116%, 02/11/41 (A)	360	372
Citigroup Commercial Mortgage Trust, Ser 2004-C2, Cl A5
4.733%, 10/15/41	788	800
Citigroup Commercial Mortgage Trust, Ser 2012-GC8, Cl A1
0.685%, 09/10/45	337	336
Citigroup Mortgage Loan Trust, Ser 2004-HYB3, Cl 1A
2.688%, 02/01/14 (A) (B)	72	73
Citigroup Mortgage Loan Trust, Ser 2006-AR2, Cl 1A1
2.840%, 02/01/14 (A) (B)	241	206
Citigroup Mortgage Loan Trust, Ser 2006-HE1, Cl A4
0.428%, 02/25/14 (A)	29	28
Commercial Mortgage Pass-Through Certificates, Ser 2010-C1, Cl A1
3.156%, 07/10/46 (B)	512	527
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR2, Cl A1
0.824%, 08/15/45	258	257
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR3, Cl A1
0.666%, 11/15/45	232	231
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl A1
0.704%, 10/15/45	374	372
Commercial Mortgage Pass-Through Certificates, Ser 2013-CR10, Cl A1
1.278%, 08/10/46	258	258
Commercial Mortgage Pass-Through Certificates, Ser CR9, Cl A1
1.344%, 07/10/45	164	165
Commercial Mortgage Trust, Ser 2004-GG1, Cl A7
5.317%, 06/10/36 (A)	12	13
Commercial Mortgage Trust, Ser 2012-LC4, Cl A1
1.156%, 12/10/44	266	267
Countrywide Home Loans, Ser 2004-29, Cl 1A1
0.698%, 02/25/14 (A) (B)	35	33
Countrywide Home Loans, Ser 2005-HY10, Cl 3A1A
2.508%, 02/01/14 (A) (B)	207	169

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Credit Suisse First Boston Mortgage Securities, Ser 2004-C3, Cl A5
5.113%, 07/15/36 (A)	$30	$30
DBRR Trust, Ser EZ1, Cl A
0.946%, 09/25/45 (B)	45	45
DBUBS Mortgage Trust, Ser 2011-LC1A, Cl A1
3.742%, 11/10/46 (B)	505	530
FDIC Structured Sale Guaranteed Notes, Ser 2010-S1, Cl 1A
0.718%, 02/01/14 (A) (B)	256	257
FDIC Trust, Ser 2012-C1, Cl A
0.841%, 02/01/14 (A) (B)	316	316
Fosse Master Issuer PLC, Ser 2011-1A, Cl A2
1.637%, 04/18/14 (A) (B)	471	473
GE Capital Commercial Mortgage, Ser 2004-C3, Cl A4
5.189%, 02/01/14 (A)	538	543
GE Capital Commercial Mortgage, Ser C4, Cl A4
5.311%, 02/01/14 (A)	240	255
GMAC Commercial Mortgage Securities, Ser 2004-C3, Cl A4
4.547%, 12/10/41	34	34
GMAC Mortgage Loan Trust, Ser 2005-AR6, Cl 2A1
2.973%, 02/01/14 (A) (B)	255	228
Granite Master Issuer PLC, Ser 2006-3, Cl A4
0.237%, 02/20/14 (A) (B)	464	459
GS Mortgage Securities II, Ser 2010-C2, Cl A1
3.849%, 12/10/43 (B)	529	558
GS Mortgage Securities II, Ser 2011-GC3, Cl A1
2.331%, 03/10/44 (B)	167	169
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A1
0.662%, 11/10/45	266	264
GS Mortgage Securities II, Ser GC13, Cl A1
1.206%, 07/10/46	162	162
GS Mortgage Securities II, Ser GC14
1.217%, 08/10/46	279	280
GSR Mortgage Loan Trust, Ser 2005-AR4, Cl 2A1
2.838%, 02/01/14 (A) (B)	301	248
GSR Mortgage Loan Trust, Ser 2006-AR1, Cl 2A1
2.627%, 02/01/14 (A) (B)	367	337
GSR Mortgage Loan Trust, Ser 2007-AR2, Cl 1A1
2.849%, 02/01/14 (A) (B)	286	239

SEI Daily Income Trust / Annual Report / January 31, 2014	37

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Hilton USA Trust, Ser HLF, Cl AFL
1.168%, 04/14/14 (A) (B)	$225	$225
Impac CMB Trust, Ser 2004-9, Cl 1A1
0.918%, 02/25/14 (A) (B)	81	72
Impac CMB Trust, Ser 2005-2, Cl 1A1
0.678%, 02/03/14 (A) (B)	89	83
Impac CMB Trust, Ser 2005-3, Cl A1
0.638%, 02/25/14 (A) (B)	83	71
Impac CMB Trust, Ser 2005-5, Cl A1
0.798%, 02/25/14 (A) (B)	67	59
Impac CMB Trust, Ser 2005-8, Cl 1A
0.418%, 02/25/14 (A) (B)	218	182
JPMorgan Chase Commercial Mortgage Securities, Ser C3, Cl A5
4.878%, 01/15/42	750	766
JPMorgan Chase Commercial Mortgage Securities, Ser 2010-C1, Cl A1
3.853%, 06/15/43 (B)	530	548
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C3, Cl A1
1.875%, 02/15/46 (B)	110	110
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C4, Cl A1
1.525%, 07/15/46 (B)	70	70
JPMorgan Chase Commercial Mortgage Securities, Ser 2012-C8, Cl A1
0.705%, 10/15/45	123	123
JPMorgan Chase Commercial Mortgage Securities, Ser 2013-C13
1.303%, 01/15/46	222	223
JPMorgan Chase Commercial Mortgage Securities, Ser C2, Cl A3
5.250%, 02/01/14 (A)	77	77
JPMorgan Chase Commercial Mortgage Securities, Ser CB9, Cl A4
5.569%, 02/01/14 (A)	491	498
JPMorgan Mortgage Trust, Ser 2005-A6, Cl 7A1
2.700%, 02/01/14 (A) (B)	172	166
JPMorgan Mortgage Trust, Ser 2007-A3, Cl 1A1
2.592%, 02/01/14 (A) (B)	197	162

Description	Face Amount ($ Thousands)	Value ($ Thousands)

LB-UBS Commercial Mortgage Trust, Ser 2004-C6, Cl A6
5.020%, 08/15/29 (A)	$587	$593
LB-UBS Commercial Mortgage Trust, Ser 2004-C7, Cl A1A
4.475%, 10/15/29	196	199
LB-UBS Commercial Mortgage Trust, Ser 2004-C7, Cl A6
4.786%, 10/15/29 (A)	284	286
LB-UBS Commercial Mortgage Trust, Ser 2004-C8, Cl A6
4.799%, 04/17/14 (A)	327	332
Merill Lynch Mortgage Trust, Ser 2004-BPC1, Cl A5
4.855%, 10/12/41 (A)	895	907
Merrill Lynch Mortgage Investors, Ser 2005-A3, Cl A1
0.428%, 02/25/14 (A) (B)	86	85
Merrill Lynch Mortgage-Backed Securities Trust, Ser 2007-3, Cl 2A1
3.158%, 02/01/14 (A) (B)	330	259
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A1
0.664%, 11/15/45	149	148
Morgan Stanley Capital I Trust, Ser 2004-T15, Cl A4
5.270%, 02/01/14 (A)	373	377
Morgan Stanley Capital I Trust, Ser C1, Cl A1
2.602%, 09/15/47 (B)	490	498
Morgan Stanley Capital I Trust, Ser C4, Cl A1
1.085%, 03/15/45	383	384
Morgan Stanley Capital I Trust, Ser T19, Cl A4A
4.890%, 06/12/47	250	261
Morgan Stanley Capital I, Ser 2004-IQ8, Cl A5
5.110%, 02/01/14 (A)	473	479
Morgan Stanley Re-Remic Trust, Ser 2012-IO, Cl AXA
1.000%, 03/27/51 (B)	426	428
Mortgage IT Trust, Ser 2005-5, Cl A1
0.418%, 02/25/14 (A) (B)	304	283
Opteum Mortgage Acceptance Asset- Backed Pass-Through Certificates, Ser 2005-1, Cl A4
0.558%, 02/25/14 (A) (B)	74	74
Opteum Mortgage Acceptance Asset- Backed Pass-Through Certificates, Ser 2005-2, Cl AII1
0.418%, 02/25/14 (A) (B)	681	675

38	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Paragon Mortgages PLC, Ser 2006-12A, Cl A2C
0.461%, 02/15/14 (A) (B)	$122	$111
Paragon Mortgages PLC, Ser 2007-15A, Cl A2C
0.353%, 04/19/14 (A) (B)	292	260
Residential Funding Mortgage Securities I, Ser 2007-SA3, Cl 2A1
4.015%, 02/01/14 (A) (B)	240	200
Sequoia Mortgage Trust, Ser 2004-12, Cl A1
0.427%, 02/20/14 (A) (B)	39	36
Silverstone Master Issuer PLC, Ser 2012-1A, Cl 1A
1.787%, 04/22/14 (A) (B)	150	152
Springleaf Mortgage Loan Trust, Ser 2013-1A, Cl A
1.270%, 06/25/58 (A) (B)	353	352
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl A1
0.726%, 08/10/49	380	380
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Cl A1
1.524%, 01/10/45	651	658
Wachovia Bank Commercial Mortgage Trust, Ser C17, Cl A4
5.083%, 03/15/42 (A)	648	666
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C21, Cl A4
5.239%, 02/01/14 (A)	298	314
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22, Cl A4
5.289%, 02/01/14 (A)	300	319
WaMu Mortgage Pass-Through Certificates, Ser 2006-AR2, Cl 1A1
2.428%, 02/01/14 (A) (B)	344	311
Wells Fargo Commercial Mortgage Trust, Ser 2012-LC5, Cl A1
0.687%, 10/15/45	388	387
Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-BB, Cl A2
2.616%, 02/01/14 (A) (B)	159	162
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR10, Cl 2A1
2.632%, 02/01/14 (A) (B)	275	259
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR12, Cl 1A1
2.739%, 02/01/14 (A) (B)	189	176
WFRBS Commercial Mortgage Trust, Ser 2011-C2, Cl A1
2.501%, 02/15/44 (B)	720	729

Description	Face Amount ($ Thousands)	Value ($ Thousands)

WFRBS Commercial Mortgage Trust, Ser 2011-C3, Cl A1
1.988%, 03/15/44 (B)	$1,019	$1,031
WFRBS Commercial Mortgage Trust, Ser 2012-C10, Cl A1
0.734%, 12/15/45	816	813
WFRBS Commercial Mortgage Trust, Ser 2012-C6, Cl A1
1.081%, 04/15/45	184	184
WFRBS Commercial Mortgage Trust, Ser 2012-C9, Cl A1
0.673%, 11/15/45	473	471
WFRBS Commercial Mortgage Trust, Ser C15, Cl A1
1.264%, 08/15/46	300	301

		30,352

Total Mortgage-Backed Securities (Cost $46,649) ($ Thousands)		45,986

MUNICIPAL BONDS — 5.5%

California — 0.4%
California State, GO
5.450%, 04/01/15	355	375
Irvine Ranch, Water District Joint Powers Agency, RB
2.605%, 03/15/14	750	752

		1,127

Florida — 0.2%
Florida, Hurricane Catastrophe Fund Finance, Ser A, RB
1.298%, 07/01/16	620	622

Illinois — 0.3%
City of Chicago, Midway Airport Revenue, Ser C, RB
1.320%, 01/01/16	270	271
Regional Transportation Authority, Ser A, RB
1.044%, 04/01/14	290	290
1.064%, 06/01/14	295	296

		857

Indiana — 0.1%
Indiana, Bond Bank, RB
0.589%, 07/15/15	325	325

Louisiana — 0.0%
Louisiana State, Local Government Environmental Facilites and Community Development Authority, Ser 2010-ELL, RB
1.110%, 02/01/16	32	32

SEI Daily Income Trust / Annual Report / January 31, 2014	39

SCHEDULE OF INVESTMENTS

Ultra Short Duration Bond Fund (Continued)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Maine — 0.2%
Maine, Municipal Bond Bank, RB
1.068%, 06/01/15	$525	$525

Michigan — 0.3%
Kalamazoo, Hospital Finance Authority, Ser B, RB
3.125%, 05/15/41 (A)	750	760

New Jersey — 0.9%
New Jersey State, Economic Development Authority, Ser 00, RB
1.059%, 03/01/16	500	497
New Jersey State, Transportation Trust Fund Authority, Ser B, RB
1.087%, 12/15/16	1,250	1,257
New Jersey State, Turnpike Authority, Ser B, RB
4.252%, 01/01/16	625	648

		2,402

New York — 0.4%
City of New York, Ser D-2, GO
3.250%, 12/01/14	295	302
New York State, Housing Finance Agency, RB
0.200%, 02/05/14 (A)	800	800

		1,102

Ohio — 0.5%
Hamilton County, Ohio Sewer System Revenue, RB
0.803%, 12/01/15	1,200	1,204

Oregon — 0.1%
Oregon, School Boards Association, Ser A, GO (C)
0.000%, 06/30/15	300	295

South Carolina — 0.3%
South Carolina State, Public Service Authority, Ser D, RB
1.034%, 02/01/14 (A)	800	803

Texas — 1.5%
Austin, Electric Utility Revenue, Ser B, RB
0.672%, 11/15/15	1,145	1,145
City of El Paso, GO
3.610%, 08/15/14	445	453
1.049%, 08/15/16	455	455

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Harris County, Toll Road Authority, RB
2.440%, 08/15/15	$735	$753
Grand Parkway Transportation, Ser D, RB
1.000%, 02/15/14 (A)	235	235
Texas State, GO
1.000%, 02/05/14 (A)	1,125	1,125

		4,166

Wisconsin — 0.3%
Wisconsin State, Ser A, RB
0.798%, 05/01/15	780	784

Total Municipal Bonds (Cost $14,962) ($ Thousands)		15,004

U.S. TREASURY OBLIGATIONS — 4.9%
U.S. Treasury Notes
0.375%, 01/15/16	950	951
0.085%, 04/30/14 (A)	6,000	5,995
0.250%, 02/15/15	6,250	6,256

Total U.S. Treasury Obligations (Cost $13,207) ($ Thousands)		13,202

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.7%
FHLMC
0.625%, 12/29/14	9,000	9,039
0.510%, 08/28/15	800	800
FNMA
1.000%, 09/27/16	285	285

Total U.S. Government Agency Obligations (Cost $10,123) ($ Thousands)		10,124

REPURCHASE AGREEMENT (D) — 3.7%
BNP Paribas 0.040%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $10,100,034 (collateralized by various GNMA obligations, ranging in par value $164,668 - $6,775,398, 3.500% - 5.500%, 07/20/23 - 11/15/54, with total market value $10,302,000)	10,100	10,100

Total Repurchase Agreement (Cost $10,100) ($ Thousands)		10,100

Total Investments — 101.5% (Cost $275,479) ($ Thousands)		$275,268

40	SEI Daily Income Trust / Annual Report / January 31, 2014

A list of the open futures contracts held by the Fund at January 31, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(35)	Mar-2014	$(5)
U.S. 2-Year Treasury Note	(4)	Apr-2014	—
U.S. 5-Year Treasury Note	(18)	Apr-2014	6
U.S. Long Treasury Bond	(3)	Mar-2014	(7)

			$(6)

For the year ended January 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $271,221 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(C)	Rate reported is the effective yield at time of purchase.

(D)	Tri-Party Repurchase Agreement.

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

FDIC — Federal Deposit Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

NCUA — National Credit Union Association

PLC — Public Limited Company

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$111,352	$—	$111,352
Asset-Backed Securities	—	69,500	—	69,500
Mortgage-Backed Securities	—	45,986	—	45,986
Municipal Bonds	—	15,004	—	15,004
U.S. Government Agency Obligations	—	10,124	—	10,124
U.S. Treasury Obligations	—	13,202	—	13,202
Repurchase Agreement	—	10,100	—	10,100

Total Investments in Securities	$—	$275,268	$—	$275,268

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$6	$—	$—	$6
Unrealized Depreciation	(12)	—	—	(12)

Total Other Financial Instruments	$(6)	$—	$—	$(6)

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Daily Income Trust / Annual Report / January 31, 2014	41

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 37.7%

Agency Mortgage-Backed Obligations — 37.7%
FHLMC
4.879%, 05/19/17	$5,000	$5,509
4.500%, 02/01/22 to 06/01/26	13,516	14,590
2.569%, 02/01/14 (A)	6,033	6,211
2.500%, 02/01/14 (A)	10	10
2.466%, 02/01/14 (A)	35	35
2.435%, 02/01/14 (A)	11	12
2.426%, 02/01/14 (A)	58	59
2.409%, 02/01/14 (A)	13	13
2.385%, 02/01/14 (A)	12	12
2.375%, 02/01/14 to 02/01/14 (A)	9	10
2.354%, 02/01/14 (A)	7	7
2.353%, 02/01/14 (A)	13	13
2.351%, 02/01/14 (A)	1,298	1,380
2.334%, 02/01/14 (A)	14	14
2.332%, 02/01/14 (A)	45	45
2.302%, 02/01/14 (A)	3	3
2.285%, 02/01/14 (A)	59	61
2.263%, 02/01/14 (A)	80	82
2.250%, 02/01/14 to 02/01/14 (A)	9	9
2.159%, 02/01/14 (A)	19	20
2.140%, 02/01/14 (A)	18	18
2.125%, 02/01/14 to 02/01/14 (A)	15	16
2.000%, 02/01/14 to 02/01/14 (A)	11	12
1.883%, 05/25/19	6,000	5,953
1.875%, 02/01/14 to 02/01/14 (A)	4	4
1.750%, 02/01/14 to 02/01/14 (A)	3	3
1.625%, 02/01/14 to 02/01/14 (A)	7	7
FHLMC REMIC, Ser 2002-42, Cl A5
7.500%, 02/25/42	546	641
FHLMC REMIC, Ser 2004-2864, Cl NV
4.500%, 08/15/15	842	857
FHLMC REMIC, Ser 2006-3148, Cl CF
0.560%, 02/15/14 (A)	619	620
FHLMC REMIC, Ser 2010-3628, Cl PJ
4.500%, 01/15/40	7,471	8,033
FHLMC REMIC, Ser 3153, Cl FX
0.510%, 02/15/14 (A)	244	244
FHLMC, Ser KGRP, Cl A
0.548%, 02/25/14 (A)	6,185	6,187
FHLMC TBA
4.000%, 02/15/41	13,300	13,894
FNMA
7.000%, 06/01/37	23	25
6.500%, 05/01/26 to 09/01/36	594	666

Description	Face Amount ($ Thousands)	Value ($ Thousands)

6.000%, 02/01/23 to 09/01/24	$6,482	$6,984
5.500%, 06/01/16 to 12/01/25	1,778	1,951
5.300%, 07/01/19	1,007	1,107
5.140%, 02/01/14	3,080	3,237
5.090%, 02/01/14	3,920	4,119
5.000%, 03/01/19 to 04/01/41	5,114	5,594
4.771%, 02/01/14	6,552	6,864
4.500%, 04/01/26 to 10/01/31	7,207	7,789
4.070%, 04/01/19	1,212	1,321
4.000%, 05/01/26 to 08/01/26	4,957	5,288
3.840%, 08/01/21	1,355	1,447
3.800%, 01/01/23	2,000	2,093
3.750%, 06/01/22	1,275	1,338
3.470%, 11/01/20	171	180
3.400%, 03/01/22	3,802	3,921
3.260%, 12/01/20	598	619
3.020%, 04/01/22	5,020	5,089
2.990%, 10/01/17	3,315	3,497
2.630%, 09/01/17	21,894	22,864
2.515%, 10/01/22	700	680
2.400%, 10/01/22	485	467
2.350%, 10/01/22	1,513	1,453
2.339%, 02/01/14 (A)	356	381
2.310%, 10/01/22	2,320	2,223
2.250%, 10/01/22 to 10/01/22	5,467	5,213
2.228%, 02/01/14 (A)	37	40
2.220%, 10/01/22	2,305	2,195
2.128%, 02/01/14 (A)	53	55
2.097%, 02/01/14 (A)	535	560
2.052%, 02/01/14 (A)	309	327
1.969%, 02/01/14 (A)	320	325
1.950%, 02/01/14 (A)	105	107
FNMA REMIC, Ser 1992-61, Cl FA
0.808%, 02/25/14 (A)	81	81
FNMA REMIC, Ser 1993-32, Cl H
6.000%, 03/25/23	33	35
FNMA REMIC, Ser 1993-5, Cl Z
6.500%, 02/25/23	16	19
FNMA REMIC, Ser 1994-77, Cl FB
1.658%, 02/25/14 (A)	6	7
FNMA REMIC, Ser 2001-51, Cl QN
6.000%, 10/25/16	40	42
FNMA REMIC, Ser 2002-3, Cl PG
5.500%, 02/25/17	206	217
FNMA REMIC, Ser 2002-53, Cl FK
0.558%, 02/25/14 (A)	122	122
FNMA REMIC, Ser 2003-76, Cl CA
3.750%, 07/25/33	193	203
FNMA REMIC, Ser 2006-76, Cl QF
0.558%, 02/25/14 (A)	1,156	1,159
FNMA REMIC, Ser 2006-79, Cl DF
0.508%, 02/25/14 (A)	988	989
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/37	1,324	1,437

42	SEI Daily Income Trust / Annual Report / January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

FNMA REMIC, Ser 2010-149, Cl VA
4.500%, 02/25/22	$7,882	$8,509
FNMA REMIC, Ser 2010-4, Cl PL
4.500%, 02/25/40	5,644	6,065
FNMA, Ser 2010-M5, Cl A2
2.806%, 07/25/20	13,700	14,283
FNMA TBA
4.000%, 02/01/25	2,500	2,664
3.500%, 02/01/41 to 02/25/41	29,100	30,333
3.000%, 02/25/43	11,700	11,375
GNMA
6.500%, 04/15/17 to 02/20/39	811	911
6.000%, 06/15/16 to 06/15/41	23,399	26,155
5.500%, 10/15/34 to 02/15/41	7,473	8,263
5.000%, 09/15/39 to 04/15/41	4,617	5,087
4.000%, 07/15/41 to 04/15/43	1,570	1,666
GNMA REMIC, Ser 2006-38
7.091%, 02/16/14 (A)	117	23
GNMA TBA
5.500%, 02/15/34	500	552
4.500%, 02/15/39	1,300	1,410
4.000%, 02/01/40	850	901
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	337	340

Total Mortgage-Backed Securities (Cost $282,161) ($ Thousands)		287,451

U.S. TREASURY OBLIGATIONS — 35.9%
U.S. Treasury Notes
4.500%, 11/15/15	97,700	105,005
0.250%, 07/15/15	51,200	51,234
0.875%, 04/30/17 (C)	117,065	117,202

Total U.S. Treasury Obligations (Cost $272,943) ($ Thousands)		273,441

U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.3%
FHLB
3.250%, 09/12/14	9,915	10,103
FHLMC
4.375%, 07/17/15	78,600	83,366
0.875%, 02/22/17	66,815	66,940
FNMA
2.750%, 03/13/14	35,520	35,625
0.875%, 05/21/18	35,400	34,591

Total U.S. Government Agency Obligations (Cost $229,713) ($ Thousands)		230,625

Description	Face Amount ($ Thousands)	Value ($ Thousands)

REPURCHASE AGREEMENTS (B) — 5.5%
BNP Paribas 0.040%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $21,100,070 (collateralized by various GNMA obligations, ranging in par value $25,000 - $11,135,074, 2.500% - 6.000%, 11/01/18 - 09/15/55, with total market value $21,522,000)	$21,100	$21,100
Deutsche Bank 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $21,100,053 (collateralized by various GNMA obligations, ranging in par value $71,716 - $14,744,818, 4.500% - 5.000%, 05/01/38 - 10/01/43, with total market value $21,522,001)	21,100	21,100

Total Repurchase Agreements (Cost $42,200) ($ Thousands)		42,200

Total Investments — 109.4% (Cost $827,017)($ Thousands)		$833,717

A list of the open futures contracts held by the Fund at January 31, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(1,128)	Mar-2014	$(324)
U.S. 2-Year Treasury Note	368	Apr-2014	72
U.S. 5-Year Treasury Note	135	Apr-2014	58
U.S. Long Treasury Bond	(236)	Mar-2014	(688)

			$(882)

For the year ended January 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $761,739 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Tri-Party Repurchase Agreement.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

NCUA — National Credit Union Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

SEI Daily Income Trust / Annual Report / January 31, 2014	43

SCHEDULE OF INVESTMENTS

Short-Duration Government Fund (Concluded)

January 31, 2014

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$287,451	$—	$287,451
U.S. Treasury Obligations	—	273,441	—	273,441
U.S. Government Agency Obligations	—	230,625	—	230,625
Repurchase Agreements	—	42,200	—	42,200

Total Investments in Securities	$—	$833,717	$—	$833,717

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$130	$—	$—	$130
Unrealized Depreciation	(1,012)	—	—	(1,012)

Total Other Financial Instruments	$(882)	$—	$—	$(882)

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in

Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

44	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

Intermediate-Duration Government Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 67.9%

Agency Mortgage-Backed Obligations — 67.9%
FHLMC
6.500%, 01/01/18 to 12/01/32	$114	$128
6.000%, 09/01/24	371	411
5.500%, 06/01/19 to 12/01/20	194	209
2.569%, 11/01/13 (A)	277	285
FHLMC REMIC, Ser 1990-165, Cl K
6.500%, 09/15/21	4	4
FHLMC REMIC, Ser 1993-1599, Cl C
6.100%, 10/15/23	11	11
FHLMC REMIC, Ser 2004-2802, Cl PF
0.567%, 11/15/13 (A)	205	205
FNMA
6.500%, 03/01/33 to 10/01/34	86	97
6.000%, 02/01/23	196	210
5.500%, 12/01/25	1,062	1,178
5.250%, 08/01/24	664	753
5.000%, 05/01/14 to 04/01/41	1,457	1,583
4.500%, 04/01/26 to 10/01/31	622	672
4.000%, 05/01/26 to 08/01/26	386	412
2.515%, 10/01/22	55	53
2.400%, 10/01/22	36	35
2.350%, 10/01/22	118	113
2.310%, 10/01/22	180	172
2.250%, 10/01/22	93	89
2.220%, 10/01/22	176	168
FNMA REMIC, Ser 2001-51, Cl QN
6.000%, 10/25/16	56	59
FNMA REMIC, Ser 2003-48, Cl GH
5.500%, 06/25/33	1,800	1,978
FNMA REMIC, Ser 2006-79, Cl DF
0.508%, 11/25/13 (A)	174	175
FNMA REMIC, Ser 2007-47, Cl DA
5.600%, 05/25/37	230	250
FNMA REMIC, Ser 2010-149, Cl VA
4.500%, 02/25/22	806	871
FNMA, Ser 2010-M5, Cl A2
2.806%, 07/25/20	3,300	3,440
FNMA TBA
5.000%, 02/01/38	100	109
4.000%, 02/01/25	100	107
3.500%, 02/25/41	500	507
3.000%, 02/25/43	900	875

Description	Face Amount ($ Thousands)	Value ($ Thousands)

GNMA
8.750%, 07/20/17 to 07/20/17	$5	$5
8.500%, 11/20/16 to 08/20/17	14	15
7.500%, 11/15/25 to 03/15/27	18	20
6.000%, 09/15/24	383	428
5.000%, 05/15/40 to 06/15/40	54	59
4.500%, 06/15/41	248	271
4.000%, 07/15/41 to 01/15/42	695	738
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	82	83

Total Mortgage-Backed Securities (Cost $16,442) ($ Thousands)		16,778

U.S. TREASURY OBLIGATION — 21.0%
U.S. Treasury Notes
0.875%, 04/30/17	5,183	5,189

Total U.S. Treasury Obligation (Cost $5,184) ($ Thousands)		5,189

U.S. GOVERNMENT AGENCY OBLIGATION — 8.0%
FHLMC
0.875%, 02/22/17	1,985	1,989

Total U.S. Government Agency Obligation (Cost $1,983) ($ Thousands)		1,989

ASSET-BACKED SECURITY — 0.6%

Other — 0.6%
Small Business Administration, Ser 2005-P10B, Cl 1
4.940%, 08/10/15	137	143

Total Asset-Backed Security (Cost $137) ($ Thousands)		143

REPURCHASE AGREEMENT (B) — 7.3%
BNP Paribas 0.040%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $1,800,006 (collateralized by various GNMA obligations, ranging in par value $46,110 - $600,000, 2.500% - 6.000%, 09/15/20 - 03/15/54, with total market value $1,836,001)	1,800	1,800

Total Repurchase Agreement (Cost $1,800) ($ Thousands)		1,800

Total Investments — 104.8% (Cost $25,546)($ Thousands)		$25,899

SEI Daily Income Trust / Annual Report / January 31, 2014	45

SCHEDULE OF INVESTMENTS

Intermediate-Duration Government Fund (Concluded)

January 31, 2014

A list of the open futures contracts held by the Fund at January 31, 2014, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(27)	Mar-2014	$(9)
U.S. 2-Year Treasury Note	(9)	Apr-2014	(3)
U.S. 5-Year Treasury Note	98	Apr-2014	(3)
U.S. Long Treasury Bond	(14)	Mar-2014	(33)

			$(48)

For the year ended January 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $24,713 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Tri-Party Repurchase Agreement.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

NCUA — National Credit Union Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2013 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$16,778	$—	$16,778
U.S. Government Agency Obligation	—	1,989	—	1,989
U.S. Treasury Obligation	—	5,189	—	5,189
Asset-Backed Security	—	143	—	143
Repurchase Agreement	—	1,800	—	1,800

Total Investments in Securities	$—	$25,899	$—	$25,899

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(48)	—	—	$(48)

Total Other Financial Instruments	$(48)	$—	$—	$(48)

*	Futures Contracts are valued at the net unrealized depreciation on the instruments.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Daily Income Trust / Annual Report / January 31, 2014

SCHEDULE OF INVESTMENTS

GNMA Fund

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MORTGAGE-BACKED SECURITIES — 98.7%

Agency Mortgage-Backed Obligations — 98.7%
FHLMC REMIC, Ser 2006-3175, Cl SA, IO
6.990%, 02/15/14 (A)	$141	$22
FHLMC REMIC, Ser 2006-3179, Cl SP, IO
6.460%, 02/15/14 (A)	350	65
FHLMC REMIC, Ser 2007-3279, Cl SD, IO
6.270%, 02/15/14 (A)	1,713	249
FHLMC REMIC, Ser 2007-3309, Cl SC, IO
6.290%, 02/15/14 (A)	1,637	238
FHLMC REMIC, Ser 2009-3502, Cl DS, IO
5.990%, 02/15/14 (A)	1,007	139
FHLMC REMIC, Ser 2010-3631, Cl PS, IO
6.290%, 02/15/14 (A)	8,132	1,206
FHLMC TBA
3.000%, 02/15/42	10,200	9,894
FNMA
8.000%, 09/01/14 to 09/01/28	41	45
7.000%, 08/01/29 to 09/01/32	127	143
6.500%, 09/01/32	91	101
4.250%, 10/01/28	4,681	4,981
4.180%, 11/01/28	1,737	1,808
FNMA REMIC, Ser 1990-91, Cl G
7.000%, 08/25/20	17	19
FNMA REMIC, Ser 1992-105, Cl B
7.000%, 06/25/22	35	40
FNMA REMIC, Ser 2002-42, Cl C
6.000%, 07/25/17	439	466
FNMA REMIC, Ser 2007-19, Cl SA, IO
6.252%, 02/25/14 (A)	4,018	594
FNMA REMIC, Ser 2012-9, Cl CS, IO
6.392%, 02/25/14 (A)	2,816	430
FNMA TBA
3.000%, 02/25/43	4,800	4,666
GNMA
10.000%, 05/15/16 to 09/15/19	12	11

Description	Face Amount ($ Thousands)	Value ($ Thousands)

9.500%, 08/15/17 to 11/15/20	$21	$23
9.000%, 12/15/17 to 05/15/22	75	77
8.500%, 10/15/16 to 06/15/17	13	14
8.000%, 04/15/17 to 03/15/32	364	402
7.750%, 10/15/26	28	32
7.500%, 02/15/27 to 10/15/35	250	293
7.250%, 01/15/28	78	88
7.000%, 04/15/19 to 06/20/38	3,368	3,952
6.750%, 11/15/27	13	14
6.500%, 03/15/14 to 10/15/38	1,405	1,592
6.000%, 07/15/24 to 03/15/41	3,985	4,448
5.500%, 01/15/33 to 02/15/41 (C)	4,806	5,357
5.000%, 06/15/33 to 03/15/41 (C)	13,883	15,356
4.500%, 08/15/33 to 09/20/41	8,712	9,508
4.000%, 04/15/26 to 04/15/43 (C)	15,459	16,381
3.875%, 05/15/42	2,238	2,306
3.500%, 03/20/41	506	523
GNMA REMIC, Ser 2002-45, Cl QE
6.500%, 06/20/32	477	549
GNMA REMIC, Ser 2005-70, Cl AI, IO
5.000%, 10/20/33	642	19
GNMA REMIC, Ser 2006-38, Cl XS, IO
7.091%, 02/16/14 (A)	2,935	582
GNMA, Ser 2003-9, Cl Z
5.500%, 01/20/33	1,368	1,511
GNMA TBA
6.000%, 02/15/35	200	222
5.500%, 02/15/34	500	552
5.000%, 02/01/42	1,600	1,755
4.500%, 02/15/39 to 02/15/40	14,000	15,188
4.000%, 02/01/40	7,000	7,419
3.500%, 02/01/41 to 02/15/41	29,600	30,447
3.000%, 02/01/43 to 02/19/43	13,050	12,929

Total Mortgage-Backed Securities (Cost $151,889) ($ Thousands)		156,656

REPURCHASE AGREEMENTS (B) — 49.1%
BNP Paribas 0.040%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $44,100,147 (collateralized by various GNMA obligations, ranging in par value $647,453 - $22,076,697, 2.500% - 6.000%, 09/01/15 - 04/15/55, with total market value $44,982,000)	44,100	44,100

SEI Daily Income Trust / Annual Report / January 31, 2014	47

SCHEDULE OF INVESTMENTS

GNMA Fund (Concluded)

January 31, 2014

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Deutsche Bank 0.030%, dated 01/31/14, to be repurchased on 02/03/14, repurchase price $33,800,084 (collateralized by various GNMA obligations, ranging in par value $21,496 - $2,596,264, 2.500% - 6.000%, 09/20/26 - 01/15/54, with total market value $34,476,000)	$33,800	$33,800

Total Repurchase Agreements (Cost $77,900) ($ Thousands)		77,900

Total Investments — 147.8% (Cost $229,789)($ Thousands)		$234,556

A list of the open futures contracts held by the Fund at January 31, 2014, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (Depreciation) ($ Thousands)
U.S. 10-Year Treasury Note	(63)	Mar-2014	$(27)
U.S. 5-Year Treasury Note	32	Apr-2014	14
U.S. Long Treasury Bond	9	Mar-2014	42

			$29

For the year ended January 31, 2014, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $158,672 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on January 31, 2014. The demand and interest rate reset features give this security a shorter effective maturity date.

(B)	Tri-Party Repurchase Agreement.

(C)	Security, or portion thereof, has been pledged as collateral on open futures contracts.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only — face amount represents notional amount

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The following is a summary of the inputs used as of January 31, 2014 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$156,656	$—	$156,656
Repurchase Agreements	—	77,900	—	77,900

Total Investments in Securities	$—	$234,556	$—	$234,556

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$56	$—	$—	$56
Unrealized Depreciation	(27)	—	—	(27)

Total Other Financial Instruments	$29	$—	$—	$29

*	Futures Contracts are valued at the net unrealized appreciation/(depreciation) on the instruments.

For the year ended January 31, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended January 31, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

48	SEI Daily Income Trust / Annual Report / January 31, 2014

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Statements of Assets and Liabilities ($ Thousands)

January 31, 2014

	Money Market Fund		Government Fund		Government II Fund		Prime Obligation Fund
ASSETS:
Investments, at value†	$213,835		$1,151,412		$1,439,781		$3,696,830
Repurchase agreements†	57,288		638,059		—		645,759
Cash	1		—		1		—
Cash pledged as collateral for future contracts	—		—		—		—
Receivable for investment securities sold	—		—		—		—
Interest receivable	62		1,977		1,152		647
Receivable for fund shares sold	—		—		—		—
Receivable for variation margin	—		—		—		—
Foreign tax reclaim receivable	—		—		—		—
Prepaid expenses	13		48		40		120
Total Assets	271,199		1,791,496		1,440,974		4,343,356
LIABILITIES:
Payable for investment securities purchased	—		—		—		—
Shareholder servicing fees payable	7		6		—		—
Investment advisory fees payable	8		53		43		135
Administration fees payable	23		25		28		407
Income distribution payable	1		18		10		25
Chief Compliance Officer fees payable	1		3		2		6
Payable for fund shares redeemed	—		—		—		—
Payable for variation margin	—		—		—		—
Accrued expense payable	28		85		71		201
Total Liabilities	68		190		154		774
Net Assets	$271,131		$1,791,306		$1,440,820		$4,342,582
†Cost of investments and repurchase agreements	$271,123		$1,789,471		$1,439,781		$4,342,589
NET ASSETS:
Paid-in Capital — (unlimited authorization — no par value)	$271,129		$1,791,338		$1,440,825		$4,342,638
Undistributed (Distributions in excess of) net investment income	2		—		(5)		—
Accumulated net realized gain (loss) on investments	—		(32)		—		(56)
Net unrealized appreciation (depreciation) on investments	—		—		—		—
Net unrealized (depreciation) on futures contracts	—		—		—		—
Net Assets	$271,131		$1,791,306		$1,440,820		$4,342,582
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00		$1.00		$1.00
	(169,554,749 ÷ 169,587,661 shares	)	(1,523,561,096 ÷ 1,523,618,060 shares	)	(1,246,261,985 ÷ 1,246,332,415 shares	)	(4,208,216,476 ÷ 4,208,267,853 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class B	$1.00		$1.00		$1.00		$1.00
	(54,654,027 ÷ 54,661,876 shares	)	(146,937,573 ÷ 146,967,466 shares	)	(173,726,784 ÷ 173,762,259 shares	)	(91,827,760 ÷ 91,831,528 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	$1.00		$1.00		$1.00		$1.00
	(25,428,455 ÷ 25,441,253 shares	)	(10,255,273 ÷ 10,256,870 shares	)	(20,831,128 ÷ 20,830,675 shares	)	(17,746,916 ÷ 17,747,305 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class H	N/A		N/A		N/A		$1.00
							(20,801,481 ÷ 20,802,835 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Sweep Class	$1.00		$1.00		N/A		$1.00
	(21,493,462 ÷ 21,465,625 shares	)	(110,551,861 ÷ 110,554,041 shares	)			(3,989,540 ÷ 3,989,087 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class B, C, H and Sweep Class currently not offered.

The accompanying notes are an integral part of the financial statements.

50	SEI Daily Income Trust / Annual Report / January 31, 2014

Treasury Fund		Treasury II Fund		Ultra Short Duration Bond Fund	Short-Duration Government Fund	Intermediate-Duration Government Fund	GNMA Fund

$33,061		$702,065		$265,168	$791,517	$24,099	$156,656
261,256		—		10,100	42,200	1,800	77,900
—		1		20,902	57	8	15
—		—		100	1,558	105	—
—		—		—	55,567	2,027	13,778
265		1,663		532	2,600	63	335
—		—		1,655	6,336	—	1,766
—		—		—	54	17	10
—		—		1	—	—	—
10		23		5	23	1	8
294,592		703,752		298,463	899,912	28,120	250,468

—		—		26,026	136,634	3,349	91,204
4		—		—	—	—	34
4		10		19	52	2	12
—		—		52	229	7	52
2		4		39	79	8	38
—		1		—	1	—	—
—		—		1,071	732	24	419
—		—		16	371	11	11
16		33		19	75	6	26
26		48		27,242	138,173	3,407	91,796
$294,566		$703,704		$271,221	$761,739	$24,713	$158,672
$294,317		$702,065		$275,479	$827,017	$25,546	$229,789

$294,571		$703,693		$294,360	$760,537	$25,638	$159,054
—		11		—	577	70	(4)
(5)		—		(22,922)	(5,193)	(1,300)	(5,174)
—		—		(211)	6,700	353	4,767
—		—		(6)	(882)	(48)	29
$294,566		$703,704		$271,221	$761,739	$24,713	$158,672
$1.00		$1.00		$9.35	$10.52	$11.63	$10.50
(46,315,182 ÷ 46,353,950 shares	)	(440,422,371 ÷ 440,574,875 shares	)	(271,221,438 ÷ 28,995,907 shares )	(761,739,382 ÷ 72,399,047 shares )	(24,713,055 ÷ 2,124,313 shares )	(158,672,240 ÷ 15,115,884 shares )
$1.00		$1.00		N/A	N/A	N/A	N/A
(109,642,671 ÷ 109,666,954 shares	)	(247,836,178 ÷ 247,818,415 shares	)
$1.00		$1.00		N/A	N/A	N/A	N/A
(12,254,239 ÷ 12,254,225 shares	)	(15,445,634 ÷ 15,448,115 shares	)
N/A		N/A		N/A	N/A	N/A	N/A

$1.00		N/A		N/A	N/A	N/A	N/A
(126,353,517 ÷ 126,361,083 shares	)

SEI Daily Income Trust / Annual Report / January 31, 2014	51

Statements of Operations ($ Thousands)

For the year ended January 31, 2014

	Money Market Fund	Government Fund	Government II Fund	Prime Obligation Fund
Investment Income:
Interest Income	$703	$1,781	$1,268	$7,657
Expenses:
Administration Fees	1,236	3,838	2,450	7,761
Shareholder Servicing Fees — Class A Shares	653	3,531	2,724	9,773
Shareholder Servicing Fees — Sweep Class Shares	67	114	—	10
Distribution Fees — Sweep Class Shares	134	229	—	21
Administrative and Shareholder Servicing Fees — Class B Shares	174	404	559	335
Administrative and Shareholder Servicing Fees — Class C Shares	146	28	69	178
Administrative and Shareholder Servicing Fees — Class H Shares	—	—	—	98
Investment Advisory Fees	262	1,119	903	2,859
Trustees’ Fees	6	23	20	57
Chief Compliance Officer Fees	2	9	8	23
Registration Fees	20	74	71	210
Custodian/Wire Agent Fees	7	44	21	80
Pricing Fees	2	6	5	16
Other Expenses	39	149	122	361
Total Expenses	2,748	9,568	6,952	21,782
Less, Waiver of:
Investment Advisory Fees	(131)	(560)	(451)	(1,430)
Administration Fees	(817)	(3,241)	(2,006)	(2,793)
Shareholder Servicing Fees — Class A Shares	(653)	(3,531)	(2,724)	(9,773)
Administrative & Shareholder Servicing Fees — Class B Shares	(168)	(404)	(559)	(332)
Administrative & Shareholder Servicing Fees — Class C Shares	(143)	(28)	(69)	(176)
Administrative & Shareholder Servicing Fees — Class H Shares	—	—	—	(98)
Shareholder Servicing & Distribution Fees — Sweep Class Shares	(199)	(343)	—	(31)
Net Expenses	637	1,461	1,143	7,149
Net Investment Income	66	320	125	508
Net Realized and Unrealized Gain (Loss) on/from:
Investments	—	—	2	2
Futures Contracts	—	—	—	—
Net Change in Unrealized Appreciation(Depreciation) on/from:
Investments	—	—	—	—
Futures Contracts	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$66	$320	$127	$510

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	SEI Daily Income Trust / Annual Report / January 31, 2014

Treasury Fund	Treasury II Fund	Ultra Short Duration Bond Fund	Short-Duration Government Fund	Intermediate-Duration Government Fund	GNMA Fund

$268	$514	$2,425	$7,690	$684	$2,874

749	1,739	842	2,703	110	703
163	1,103	601	1,853	79	549
324	—	—	—	—	—
648	—	—	—	—	—
316	827	—	—	—	—
60	39	—	—	—	—
—	—	—	—	—	—
218	507	248	650	28	192
5	12	4	11	1	4
2	4	1	4	—	1
19	42	13	37	3	14
5	9	5	16	—	1
1	3	38	—	—	—
29	65	21	189	9	61
2,539	4,350	1,773	5,463	230	1,525

(109)	(254)	(19)	(41)	—	—
(682)	(1,686)	(235)	—	—	(138)
(163)	(1,103)	(601)	(1,853)	(62)	—
(316)	(827)	—	—	—	—
(60)	(39)	—	—	—	—
—	—	—	—	—	—
(972)	—	—	—	—	—
237	441	918	3,569	168	1,387
31	73	1,507	4,121	516	1,487

2	12	290	(3,873)	(1)	(1,281)
—	—	123	4,593	(146)	(693)

—	—	(61)	(3,957)	(633)	(1,956)
—	—	(102)	(893)	49	42
$33	$85	$1,757	$(9)	$(215)	$(2,401)

SEI Daily Income Trust / Annual Report / January 31, 2014	53

Statements of Changes in Net Assets ($ Thousands)

For the year ended January 31,

	Money Market Fund		Government Fund
	2014	2013	2014	2013
Operations:
Net Investment Income	$66	$220	$320	$265
Net Realized Gain on Investments	—	4	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	66	224	320	265
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(54)	(209)	(283)	(231)
Class B	(6)	(5)	(27)	(26)
Class C	(3)	(3)	(1)	(2)
Class H	—	—	—	—
Sweep Class	(3)	(3)	(9)	(6)
Net Capital Gain
Class A	—	(5)	—	—
Class B	—	(1)	—	—
Class C	—	(1)	—	—
Class H	—	—	—	—
Sweep Class	—	—	—	—
Total Dividends and Distributions	(66)	(227)	(320)	(265)
Capital Share Transactions (All at $1.00 per share)
Class A:
Proceeds from Shares Issued	891,471	1,652,039	9,551,203	8,233,385
Reinvestment of Dividends & Distributions	42	152	103	103
Cost of Shares Redeemed	(977,021)	(1,543,585)	(9,320,079)	(7,995,704)
Net Increase (Decrease) from Class A Transactions	(85,508)	108,606	231,227	237,784
Class B:
Proceeds from Shares Issued	296,758	250,953	629,955	732,103
Reinvestment of Dividends & Distributions	3	3	17	14
Cost of Shares Redeemed	(302,176)	(263,922)	(616,727)	(719,089)
Net Increase (Decrease) from Class B Transactions	(5,415)	(12,966)	13,245	13,028
Class C:
Proceeds from Shares Issued	222,996	256,935	206,169	137,824
Reinvestment of Dividends & Distributions	1	—	—	—
Cost of Shares Redeemed	(229,882)	(257,730)	(208,466)	(133,308)
Net Increase (Decrease) from Class C Transactions	(6,885)	(795)	(2,297)	4,516
Class H:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Decrease from Class H Transactions	N/A	N/A	N/A	N/A
Sweep Class:
Proceeds from Shares Issued	267,166	238,531	322,485	274,378
Reinvestment of Dividends & Distributions	—	—	8	5
Cost of Shares Redeemed	(265,645)	(241,261)	(247,078)	(266,480)
Net Increase (Decrease) from Sweep Class Transactions	1,521	(2,730)	75,415	7,903
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	(96,287)	92,115	317,590	263,231
Net Increase (Decrease) in Net Assets	(96,287)	92,112	317,590	263,231
Net Assets:
Beginning of Year	367,418	275,306	1,473,716	1,210,485
End of Year	$271,131	$367,418	$1,791,306	$1,473,716
Undistributed (Distributions in Excess of) Net Investment Income	$2	$2	$—	$—

Amounts designated as “—” are zero or have been rounded to zero

N/A — Not applicable. Class B, C, H and Sweep Class currently not offered.

The accompanying notes are an integral part of the financial statements.

54	SEI Daily Income Trust / Annual Report / January 31, 2014

Government II Fund		Prime Obligation Fund		Treasury Fund		Treasury II Fund
2014	2013	2014	2013	2014	2013	2014	2013

$125	$138	$508	$2,739	$31	$38	$73	$79
2	3	2	8	2	—	12	4
127	141	510	2,747	33	38	85	83

(109)	(116)	(490)	(2,719)	(6)	(12)	(44)	(47)
(19)	(17)	(11)	(13)	(11)	(10)	(28)	(31)
(1)	(1)	(4)	(5)	(1)	(1)	(1)	(1)
—	—	(2)	(2)	—	—	—	—
—	—	(1)	—	(13)	(15)	—	—

—	(25)	—	—	—	—	—	(10)
—	(4)	—	—	—	—	—	(5)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(129)	(163)	(508)	(2,739)	(31)	(38)	(73)	(94)

2,983,443	2,970,008	35,446,083	29,890,477	504,410	6,262,341	1,638,660	1,606,674
12	14	137	646	4	6	16	20
(2,974,396)	(3,040,818)	(34,952,725)	(30,283,897)	(540,438)	(6,379,528)	(1,658,851)	(1,618,448)
9,059	(70,796)	493,495	(392,774)	(36,024)	(117,181)	(20,175)	(11,754)

1,043,529	1,099,856	531,022	822,105	616,354	768,555	1,071,233	1,156,866
13	16	4	5	8	7	3	6
(1,074,445)	(1,061,718)	(558,779)	(838,507)	(615,325)	(773,983)	(1,154,284)	(1,221,088)
(30,903)	38,154	(27,753)	(16,397)	1,037	(5,421)	(83,048)	(64,216)

155,543	120,872	254,032	357,784	103,433	114,411	42,099	76,698
—	—	1	1	—	—	—	—
(143,834)	(117,158)	(270,388)	(365,734)	(102,162)	(110,411)	(32,636)	(76,640)
11,709	3,714	(16,355)	(7,949)	1,271	4,000	9,463	58

N/A	N/A	55,377	47,697	N/A	N/A	N/A	N/A
N/A	N/A	2	2	N/A	N/A	N/A	N/A
N/A	N/A	(60,007)	(47,916)	N/A	N/A	N/A	N/A
N/A	N/A	(4,628)	(217)	N/A	N/A	N/A	N/A

N/A	N/A	31,245	32,135	224,093	336,597	N/A	N/A
N/A	N/A	—	—	—	—	N/A	N/A
N/A	N/A	(30,424)	(33,136)	(224,333)	(347,340)	N/A	N/A
N/A	N/A	821	(1,001)	(240)	(10,743)	N/A	N/A
(10,135)	(28,928)	445,580	(418,338)	(33,956)	(129,345)	(93,760)	(75,912)
(10,137)	(28,950)	445,582	(418,330)	(33,954)	(129,345)	(93,748)	(75,923)

1,450,957	1,479,907	3,897,000	4,315,330	328,520	457,865	797,452	873,375
$1,440,820	$1,450,957	$4,342,582	$3,897,000	$294,566	$328,520	$703,704	$797,452
$(5)	$(3)	$—	$—	$—	$—	$11	$(1)

SEI Daily Income Trust / Annual Report / January 31, 2014	55

Statements of Changes in Net Assets ($ Thousands)

For the year ended January 31,

	Ultra Short Duration Bond Fund
	2014	2013
Operations:
Net Investment Income	$1,507	$2,051
Net Realized Gain (Loss) on Investments and Futures Contracts	413	(291)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(163)	3,625
Net Increase (Decrease) in Net Assets Resulting from Operations	1,757	5,385
Dividends and Distributions to Shareholders:
Net Investment Income	(2,035)	(2,657)
Net Capital Gains	—	—
Total Dividends and Distributions	(2,035)	(2,657)
Capital Share Transactions:
Class A:
Proceeds from Shares Issued	202,670	142,536
Reinvestment of Dividends & Distributions	1,524	2,082
Cost of Shares Redeemed	(173,702)	(161,341)
Net Increase (Decrease) from Class A Transactions	30,492	(16,723)
Net Increase (Decrease) in Net Assets	30,214	(13,995)
NET ASSETS:
Beginning of Year	241,007	255,002
End of Year	$271,221	$241,007
Undistibuted (Distributions in Excess of) Net Investment Income	$—	$(13)
Capital Share Transactions:
Class A:
Shares Issued	21,679	15,275
Reinvestment of Distributions	163	223
Shares Redeemed	(18,566)	(17,309)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	3,276	(1,811)

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.

56	SEI Daily Income Trust / Annual Report / January 31, 2014

Short-Duration Government Fund		Intermediate-Duration Government Fund		GNMA Fund
2014	2013	2014	2013	2014	2013

$4,121	$3,815	$516	$755	$1,487	$2,337
720	6,757	(147)	1,308	(1,974)	5,572
(4,850)	(4,462)	(584)	(1,219)	(1,914)	(2,636)
(9)	6,110	(215)	844	(2,401)	5,273

(6,916)	(6,288)	(643)	(1,016)	(3,835)	(4,890)
—	(6,560)	—	—	—	(6,583)
(6,916)	(12,848)	(643)	(1,016)	(3,835)	(11,473)

493,186	436,154	13,559	40,223	52,341	175,062
6,044	11,313	539	895	3,275	9,985
(441,666)	(468,755)	(26,050)	(74,881)	(195,133)	(117,438)
57,564	(21,288)	(11,952)	(33,763)	(139,517)	67,609
50,639	(28,026)	(12,810)	(33,935)	(145,753)	61,409

711,100	739,126	37,523	71,458	304,425	243,016
$761,739	$711,100	$24,713	$37,523	$158,672	$304,425
$577	$552	$70	$139	$(4)	$(7)

46,785	40,674	1,154	3,374	4,962	16,023
574	1,056	46	75	312	917
(41,924)	(43,700)	(2,233)	(6,290)	(18,601)	(10,770)
5,435	(1,970)	(1,033)	(2,841)	(13,327)	6,170

SEI Daily Income Trust / Annual Report / January 31, 2014	57

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations*	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Total Dividends		Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Money Market Fund
Class A
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.02%	$169,555	0.17	%(3)	0.67%	0.02%
2013	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.09	255,063	0.18		0.68	0.09
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.06	146,460	0.18		0.68	0.06
2011	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.14	214,779	0.18		0.68	0.14
2010	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.31	228,375	0.24	(2)	0.70	0.35
Class B
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.01%	$54,654	0.18	%(3)	0.73%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	60,069	0.26	(3)	0.73	0.01
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.01	73,035	0.23	(3)	0.73	0.01
2011	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	39,352	0.30	(3)	0.80	0.01
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.15	51,142	0.44	(2)(3)	0.76	0.19
Class C
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.01%	$25,428	0.18	%(3)	0.93%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	32,314	0.26	(3)	0.93	0.01
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.01	33,110	0.23	(3)	0.93	0.01
2011	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	52,876	0.30	(3)	0.80	0.01
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.08	74,047	0.49	(2)(3)	0.95	0.10
Sweep Class
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.01%	$21,494	0.18	%(3)	1.18%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	19,972	0.26	(3)	1.18	0.01
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.01	22,701	0.23	(3)	1.18	0.01
2011	1.00	—	—	—	—	(1)	—	(1)	—	(1)	1.00	0.01	26,603	0.31		0.81	0.01
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.07	28,445	0.52	(2)(3)	1.20	0.08
Government Fund
Class A
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.02%	$1,523,561	0.09	%(3)	0.58%	0.02%
2013	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.02	1,292,334	0.16	(3)	0.59	0.02
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	1,054,551	0.10	(3)	0.59	0.05
2011	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	633,160	0.17	(3)	0.59	0.05
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.14	825,341	0.20	(2)	0.57	0.16
Class B
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.02%	$146,938	0.09	%(3)	0.63%	0.02%
2013	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.02	133,693	0.16	(3)	0.64	0.02
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	120,664	0.09	(3)	0.64	0.05
2011	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	334,209	0.16	(3)	0.64	0.05
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.07	427,711	0.28	(2)(3)	0.62	0.07
Class C
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.02%	$10,255	0.09	%(3)	0.83%	0.02%
2013	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.02	12,552	0.16	(3)	0.84	0.02
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	8,036	0.10	(3)	0.84	0.05
2011	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	55,406	0.17	(3)	0.84	0.05
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.06	59,565	0.31	(2)(3)	0.82	0.07
Sweep Class
2014	$1.00	$—	$—	$—	$—	(1)	$—		$—	(1)	$1.00	0.02%	$110,552	0.09	%(3)	1.08%	0.02%
2013	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.02	35,137	0.16	(3)	1.09	0.02
2012	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	27,234	0.09	(3)	1.09	0.05
2011	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.05	25,158	0.16	(3)	1.09	0.05
2010	1.00	—	—	—	—	(1)	—		—	(1)	1.00	0.06	30,018	0.30	(2)(3)	1.07	0.07
Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

(1)	Amount represents less than $0.01 per share.
(2)	The expense ratio includes the Treasury Guarantee Program expense. The Fund participated in the Temporary Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. Had the expense been excluded, the expense ratio would have been equal to, or less than, the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(3)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

58	SEI Daily Income Trust / Annual Report / January 31, 2014

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Payment by Affiliate	Total from Operations*	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Government II Fund
Class A
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$1,246,262	0.09	%(3)	0.53%	0.01%
2013	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01	1,237,205	0.12	(3)	0.54	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	1,308,018	0.09	(3)	0.54	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	1,233,569	0.16	(3)	0.54	0.01
2010	1.00	—	—	—	—	—	(1)	—		1.00	0.11	1,280,352	0.19	(2)	0.52	0.12
Class B
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$173,727	0.09	%(3)	0.58%	0.01%
2013	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01	204,630	0.12	(3)	0.59	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	166,481	0.09	(3)	0.59	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	119,864	0.16	(2)	0.59	0.01
2010	1.00	—	—	—	—	—	(1)	—		1.00	0.06	146,960	0.25	(2)	0.56	0.06
Class C
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$20,831	0.09	%(3)	0.78%	0.01%
2013	1.00	—	—	—	—	—	(1)	—	(1)	1.00	0.01	9,122	0.12	(3)	0.79	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	5,408	0.10	(3)	0.79	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	9,460	0.16	(3)	0.79	0.01
2010	1.00	—	—	—	—	—	(1)	—		1.00	0.06	5,252	0.28	(2)(3)	0.77	0.06
Prime Obligation Fund
Class A
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$4,208,216	0.17	%(3)	0.53%	0.01%
2013	1.00	—	—	—	—	—	(1)	—		1.00	0.07	3,714,719	0 20		0.54	0.07
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.04	4,107,485	0.20		0.54	0.04
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.11	3,144,153	0.20		0.54	0.12
2010	1.00	—	(0.04)	0.04	—	—	(1)	—		1.00	0.20 ††	3,158,830	0.23	(2)	0.53	0.26
Class B
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$91,828	0.18	%(3)	0.58%	0.01%
2013	1.00	—	—	—	—	—	(1)	—		1.00	0.01	119,581	0.26	(3)	0.59	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	135,978	0.23	(3)	0.59	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	135,319	0.31	(3)	0.59	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—		1.00	0.07 ††	182,593	0.38	(2)(3)	0.58	0.15
Class C
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$17,747	0.18	%(3)	0.78%	0.01%
2013	1.00	—	—	—	—	—	(1)	—		1.00	0.01	34,102	0.26	(3)	0.79	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	42,051	0.23	(3)	0.79	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	56,037	0.30	(3)	0.79	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—		1.00	0.06 ††	95,092	0.39	(2)(3)	0.78	0.14
Class H
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$20,801	0.18	%(3)	0.71%	0.01%
2013	1.00	—	—	—	—	—	(1)	—		1.00	0.01	25,429	0.26	(3)	0.72	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	25,646	0.23	(3)	0.72	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	24,405	0.30	(3)	0.72	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—		1.00	0.02 ††	31,797	0.43	(2)(3)	0.71	0.09
Sweep Class
2014	$1.00	$—	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$3,990	0.18	%(3)	1.03%	0.01%
2013	1.00	—	—	—	—	—	(1)	—		1.00	0.01	3,169	0.26	(3)	1.04	0.01
2012	1.00	—	—	—	—	—	(1)	—		1.00	0.01	4,170	0.23	(3)	1.04	0.01
2011	1.00	—	—	—	—	—	(1)	—		1.00	0.01	4,710	0.30	(31)	1.04	0.01
2010	1.00	—	(0.04)	0.04	—	—	(1)	—		1.00	0.06 ††	31,787	0.39	(2)(3)	1.03	0.14

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

(1)	Amount represents less than $0.01 per share.
(2)	The expense ratio includes the Treasury Guarantee Program expense. The Fund participated in the Temporary Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. Had the expense been excluded, the expense ratio would have been equal to, or less than, the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(3)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The total return includes payment by affiliate. Had the payment been excluded the total return would have been (3.28)%, (3.41)%, (3.42)%, (3.45)% and (3.42)% for Class A, Class B, Class C, Class H and Sweep Class, respectively. See Note 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2014	59

Financial Highlights

For the years ended January 31,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations*	Dividends from Net Investment Income		Distributions from Realized Capital Gains		Net Asset Value, End of Period	Total Return†	Net Assets End of Year ($Thousands)	Ratio of Expenses to Average Net Assets		Net Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets
Treasury Fund
Class A
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$46,315	0.08	%(3)	0.58%	0.01%
2013	1.00	—	—	—	—	(1)	—		1.00	0.01	82,339	0.14	(3)	0.59	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	199,520	0.08	(3)	0.59	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.02	175,749	0.18	(3)	0.59	0.02
2010	1.00	—	—	—	—	(1)	—		1.00	0.07	295,695	0.17	(2)	0.56	0.07
Class B
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$109,643	0.08	%(3)	0.63%	0.01%
2013	1.00	—	—	—	—	(1)	—		1.00	0.01	108,605	0.14	(3)	0.64	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	114,026	0.08	(3)	0.64	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	178,769	0.19	(3)	0.64	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.06	184,127	0.20	(2)(3)	0.61	0.06
Class C
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$12,254	0.08	%(3)	0.83%	0.01%
2013	1.00	—	—	—	—	(1)	—		1.00	0.01	10,983	0.14	(3)	0.84	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	6,984	0.08	(3)	0.84	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	10,948	0.18	(3)	0.84	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.06	26,423	0.20	(2)(3)	0.81	0.06
Sweep Class
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$126,354	0.08	%(3)	1.08%	0.01%
2013	1.00	—	—	—	—	(1)	—		1.00	0.01	126,593	0.14	(3)	1.09	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	137,336	0.08	(3)	1.09	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	129,514	0.19	(3)	1.09	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.06	138,438	0.18	(2)(3)	1.06	0.06
Treasury II Fund
Class A
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$440,422	0.06	%(3)	0.58%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	1.00	0.01	460,590	0.08	(3)	0.59	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	472,352	0.05	(3)	0.59	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	287,823	0.12	(3)	0.59	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.04	436,276	0.12	(2)(3)	0.55	0.04
Class B
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$247,836	0.06	%(3)	0.63%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	1.00	0.01	330,880	0.08	(3)	0.64	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	395,099	0.05	(3)	0.64	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	178,037	0.12	(3)	0.64	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.04	165,266	0.12	(2)(3)	0.60	0.04
Class C
2014	$1.00	$—	$—	$—	$—	(1)	$—		$1.00	0.01%	$15,446	0.06	%(3)	0.83%	0.01%
2013	1.00	—	—	—	—	(1)	—	(1)	1.00	0.01	5,982	0.08	(3)	0.84	0.01
2012	1.00	—	—	—	—	(1)	—		1.00	0.01	5,924	0.05	(3)	0.84	0.01
2011	1.00	—	—	—	—	(1)	—		1.00	0.01	6,183	0.12	(3)	0.84	0.01
2010	1.00	—	—	—	—	(1)	—		1.00	0.04	8,619	0.12	(2)(3)	0.80	0.04

Amounts	designated as ‘‘—’’ are zero or have been rounded to zero.
(1)	Amount represents less than $0.01 per share.
(2)	The expense ratio includes the Treasury Guarantee Program expense. The Fund participated in the Temporary Guarantee Program for Money Market Funds from September 18, 2008 through September 18, 2009. Had the expense been excluded, the expense ratio would have been equal to, or less than, the expense ratio cap figure. See Note 3 for expense ratio cap figure.
(3)	The Distributor and/or Administrator have voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Fund in order to limit the one-day net income yield of the Fund to not less than 0.01% of the Fund’s average daily net assets of the share class. Had these waivers and the Treasury Guarantee Program expense been excluded the ratio would have been at the expense ratio cap figure. See Note 3 for expense ratio cap figure.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The	accompanying notes are an integral part of the financial statements.

60	SEI Daily Income Trust / Annual Report / January 31, 2014

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Securities	Total from Operations*	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($Thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Ultra Short Duration Bond Fund
Class A
2014	$9.37	$0.06	$—	$0.06	$(0.08)	$—	$(0.08)	$9.35	0.64%	$271,221	0.38%	0.73%	0.63%	131%
2013	9.26	0.08	0.13	0.21	(0.10)	—	(0.10)	9.37	2.31	241,007	0.38	0.74	0.85	197
2012	9.33	0.10	(0.05)	0.05	(0.12)	—	(0.12)	9.26	0.55	255,002	0.38	0.74	1.08	177
2011	9.24	0.13	0.12	0.25	(0.16)	—	(0.16)	9.33	2.74	465,612	0.38	0.74	1.37	78
2010	8.51	0.24	0.73	0.97	(0.24)	—	(0.24)	9.24	11.58	257,238	0.38	0.75	2.72	73
Short-Duration Government Fund
Class A
2014	$10.62	$0.06	$(0.06)	$0.00	$(0.10)	$—	$(0.10)	$10.52	(0.01)%	$761,739	0.48%	0.73%	0.56%	565%
2013	10.72	0.06	0.04	0.10	(0.10)	(0.10)	(0.20)	10.62	0.92	711,100	0.48	0.74	0.55	628
2012	10.59	0.09	0.17	0.26	(0.12)	(0.01)	(0.13)	10.72	2.53	739,126	0.48	0.74	0.85	712
2011	10.52	0.09	0.18	0.27	(0.14)	(0.06)	(0.20)	10.59	2.59	867,313	0.48	0.72	0.84	521
2010	10.25	0.21	0.29	0.50	(0.23)	—	(0.23)	10.52	4.94	377,088	0.48	0.75	2.02	347
Intermediate-Duration Government Fund
Class A
2014	$11.89	$0.19	$(0.21)	$(0.02)	$(0.24)	$—	$(0.24)	$11.63	(0.14)%	$24,713	0.53%	0.72%	1.64%	373%
2013	11.91	0.16	0.03	0.19	(0.21)	—	(0.21)	11.89	1 63	37,523	0.53	0.73	1.33	740
2012	11.32	0.17	0.64	0.81	(0.22)	— (1)	(0.22)	11.91	7.22	71,458	0.53	0.74	1.47	726
2011	11.24	0.13	0.39	0.52	(0.19)	(0.25)	(0.44)	11.32	4.62	187,944	0.53	0.72	1.14	590
2010	11.20	0.32	0.41	0.73	(0.32)	(0.37)	(0.69)	11.24	6.61	62,977	0.53	0.76	2.82	213
GNMA Fund
Class A
2014	$10.70	$0.07	$(0.09)	$(0.02)	$(0.18)	$—	$(0.18)	$10.50	(0.14)%	$158,672	0.63%	0.69%	0.68%	758%
2013	10.91	0.09	0.13	0.22	(0.19)	(0.24)	(0.43)	10.70	1.98	304,425	0.63	0.70	0.83	867
2012	10.58	0.02	0.83	0.85	(0.13)	(0.39)	(0.52)	10.91	8.09	243,016	0.63	0.70	0.22	1,515
2011	10.28	0.13	0.49	0.62	(0.16)	(0.16)	(0.32)	10.58	6.06	334,415	0.63	0.70	1.27	1,024
2010	9.84	0.32	0.47	0.79	(0.35)	—	(0.35)	10.28	8.18	198,914	0.63	0.72	3.16	533

Amounts designated as ‘‘—’’ are zero or have been rounded to zero.

(1)	Amount represents less than $0.01 per share.
*	Per share calculations were performed using average shares.
†	Returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2014	61

Notes to Financial Statements

January 31, 2014

1. ORGANIZATION

SEI Daily Income Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company with ten operational Funds: the Money Market, Government, Government II, Prime Obligation, Treasury and Treasury II (each a “Fund,” collectively, the “Money Market Funds”), the Ultra Short Duration Bond, Short-Duration Government, Intermediate-Duration Government and GNMA (each a “Fund,” collectively the “Fixed Income Funds”). The Trust is registered to offer: Class A shares of the Funds; Class B and Class C shares of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds; Class G shares of the Ultra Short Duration Bond Fund; Class H shares of the Prime Obligation Fund; and Sweep Class shares of the Money Market, Government and Treasury Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectuses provide a description of each Fund’s investment objective and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 of the 1940 Act.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Fixed Income Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2014, there were no fair valued securities in the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

62	SEI Daily Income Trust / Annual Report / January 31, 2014

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the fiscal year ended January 31, 2014, there have been no significant changes to the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

For the Fixed Income Funds, amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

For the Money Market Funds, all amortization is calculated using the straight line method over the holding period of the security. Amortization of premiums and accretion of discounts are included in interest income.

Repurchase Agreements — To the extent consistent with its Investment Objective and Strategies, securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

It is the Funds’ policy to present the repurchase agreements contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the repurchase agreements contracts. Refer to each Fund’s Schedule of Investments for details regarding repurchase agreements contracts as of January 31, 2014, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, the Fixed Income Funds utilized futures contracts during the fiscal year ended January 31, 2014. These

Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Funds chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Funds’ policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the futures contracts. Refer to each Fund’s Schedule of Investments for details regarding open future contracts as of January 31, 2014, if applicable. The fair value of interest rate futures contracts held in the Fixed Income Funds can be found on the Statements of Assets and Liabilities under the captions Receivable for Variation Margin and Payable for Variation Margin. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation/depreciation of futures contracts are reported in the respective Fixed Income Funds’ Schedule of Investments. Realized gains or losses on interest rate futures contracts related to the Fixed Income Funds are recognized on the Statements of Operations as part of Net Realized Gain (Loss) on Futures Contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as Net Unrealized Gain (Loss) on Futures Contracts.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund’s investment in swap contracts is mainly used as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an

SEI Daily Income Trust / Annual Report / January 31, 2014	63

Notes to Financial Statements (Continued)

January 31, 2014

exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect a Fund’s value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. There were no outstanding swap agreements as of January 31, 2014.

Options Written/Purchased — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from purchasing or writing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no outstanding options contracts as of January 31, 2014.

TBA Purchase Commitments — To the extent consistent with its Investment Objective and Strategies, a Fixed Income Fund may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

64	SEI Daily Income Trust / Annual Report / January 31, 2014

For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Restricted Securities — Throughout the year, the Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings that could not be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption there from. In addition, the Funds had generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of those investments. These investments were valued at amortized cost, which approximates fair value, as determined in accordance with the procedures approved by the Board of Trustees. At January 31, 2014, the Funds did not own any restricted securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — The Funds charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specified dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Ultra Short Duration Bond Fund	$10,000	0.50%
Short-Duration Government Fund	25,000	0.25%
Intermediate-Duration Government Fund	10,000	0.25%
GNMA Fund	10,000	0.25%

For the year ended January 31, 2014, the Fixed Income Funds did not retain any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION, DISTRIBUTION AND CUSTODIAN AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, Distribution and Custodian Agreements — SEI Investments Management Corporation (“SIMC”) serves as each Fund’s investment adviser (the “Adviser”) and “manager of managers” under an investment advisory agreement approved by the shareholders of each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust also has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation thereof. Specific classes of certain funds have also adopted distribution plans, pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Such plans provide fees payable to the Distributor up to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating

SEI Daily Income Trust / Annual Report / January 31, 2014	65

Notes to Financial Statements (Continued)

January 31, 2014

expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees		Administration Fees	Shareholder Servicing Fees	Administrative Service Fees	Distribution Fees*	Voluntary Expense Limitations
Money Market Fund
Class A	0.07%		0.33%	0.25%	—		0.18	%(1)
Class B	0.07%		0.33%	0.25%	0.05%	—	0.48	%(1)
Class C	0.07%		0.33%	0.25%	0.25%	—	0.68	%(1)
Sweep Class	0.07%		0.33%	0.25%	—	0.50%	0.93	%(1)
Government Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(3)
Class B	0.07%		0.24%	0.25%	0.05%	—	0.50	%(3)
Class C	0.07%		0.24%	0.25%	0.25%	—	0.70	%(3)
Sweep Class	0.07%		0.24%	0.25%	—	0.50%	0.95	%(1)
Government II Fund
Class A	0.07%		0.19%	0.25%	—	—	0.20	%(2)
Class B	0.07%		0.19%	0.25%	0.05%	—	0.50	%(2)
Class C	0.07%		0.19%	0.25%	0.25%	—	0.70	%(2)
Prime Obligation Fund
Class A	0.07%		0.19%	0.25%	—	—	0.20	%(2)
Class B	0.07%		0.19%	0.25%	0.05%	—	0.50	%(2)
Class C	0.07%		0.19%	0.25%	0.25%	—	0.70	%(2)
Class H	0.07%		0.19%	0.25%	0.18%	—	0.63	%(1)
Sweep Class	0.07%		0.19%	0.25%	—	0.50%	0.95	%(1)
Treasury Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(2)
Class B	0.07%		0.24%	0.25%	0.05%	—	0.50	%(2)
Class C	0.07%		0.24%	0.25%	0.25%	—	0.70	%(2)
Sweep Class	0.07%		0.24%	0.25%	—	0.50%	0.95	%(1)
Treasury II Fund
Class A	0.07%		0.24%	0.25%	—	—	0.20	%(2)
Class B	0.07%		0.24%	0.25%	0.05%	—	0.50	%(2)
Class C	0.07%		0.24%	0.25%	0.25%	—	0.70	%(2)
Ultra Short Duration Bond Fund
Class A	0.10	%(5)	0.35%	0.25%	—	—	0.38	%(4)
Short-Duration Government Fund
Class A	0.09	%(6)	0.35%	0.25%	—	—	0.48	%(4)
Intermediate-Duration Government Fund
Class A	0.09	%(6)	0.35%	0.25%	—	—	0.53	%(4)
GNMA Fund
Class A	0.09	%(6)	0.32%	0.25%	—	—	0.63	%(4)

(1)	Represents a voluntary cap that may be discontinued at any time.
(2)	Represents a contractual cap effective through January 31, 2014, to be changed only by board approval.
(3)	Represents a contractual cap of .25%, .55%, and .75% of Class A, B, and C, respectively, effective through January 31, 2014, to be changed only by Board approval. In addition, management has voluntarily waived fees to a cap of .20%, .50%, and .70% of Class A, B, and C, respectively, that may be discontinued at any time
(4)	Represents a voluntary cap that may be discontinued at anytime.
(5)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Ultra Short Duration Bond Fund. The fee is calculated based on the net assets of the Ultra Short Duration Bond Fund.
(6)	The Adviser receives an annual fee equal to .10% on the first $500 million of net assets, .075% of net assets between $500 million and $1 billion and .05% on the net assets in excess of $1 billion for the Short-Duration Government, Intermediate-Duration Government and GNMA Funds. The fee is a blended percentage and is calculated based on the combined assets of these Funds.

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. These payments may be used to compensate sweep class shareholders who provide distribution-related services to their customers.

66	SEI Daily Income Trust / Annual Report / January 31, 2014

The Distributor has voluntarily waived all or a portion of the shareholder servicing fees for Class A of each fund, except for the GNMA Fund, since inception of the plan. Such waivers are voluntary and may be discontinued at any time. For Classes B, C, and H, the shareholder servicing fees and the administrative service fees are shown combined as “Administrative & Shareholder Servicing Fees” in the Statements of Operations. The Administrator and Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets. The following table shows the waivers by class for the year ended January 31, 2014 ($ Thousands):

	Administrative & Shareholder Servicing Fee Waiver	Administrative Fee Waiver
Money Market Fund
Class A	$—	$31
Class B	168	7
Class C	143	4
Sweep Class	199	4
Government Fund
Class A	—	1,529
Class B	404	146
Class C	28	6
Sweep Class	343	52
Government II Fund
Class A	—	1,212
Class B	559	207
Class C	69	16
Prime Obligation Fund
Class A	—	983
Class B	332	27
Class C	176	8
Class H	98	1
Sweep Class	31	5
Treasury Fund
Class A	—	77
Class B	316	131
Class C	60	15
Sweep Class	972	163
Treasury II Fund
Class A	—	615
Class B	827	381
Class C	39	11

Pursuant to the “manager of managers” structure, the Board of Trustees approved BofA Advisors, LLC (formerly Columbia Management Advisors, LLC) as sub-adviser to the Money Market Funds, Logan Circle Partners, L.P. serves as a sub-adviser to the Ultra Short Duration Bond Fund and Wellington Management Company, LLP (“Wellington LLP”) serves as sub-adviser to the Fixed Income Funds. Each sub-adviser is party to an investment sub-advisory agreement with the Advisor. For its services to the Funds, the sub-advisers are entitled to receive a fee paid directly by the Adviser.

U.S. Bank, N.A. serves as the custodian of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

Other — Certain officers and Trustees of the Trust are also officers and/or Trustees of the Administrator, Adviser, or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator, Adviser and/or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. For the year ended January 31, 2014, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, for the year ended January 31, 2014, were as follows for the Fixed Income Funds:

	Ultra Short Duration Bond Fund ($Thousands)	Short- Duration Government Fund ($Thousands)	Intermediate- Duration Government Fund ($Thousands)	GMNA Fund ($Thousands)
Purchases
U.S. Government	$134,193	$4,237,658	$116,738	$1,644,309
Other	85,326	—	—	—
Sales
U.S. Government	149,301	4,099,112	130,631	1,783,734
Other	103,755	965	166	116

5. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gain distributions are

SEI Daily Income Trust / Annual Report / January 31, 2014	67

Notes to Financial Statements (Continued)

January 31, 2014

determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature.

To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, or accumulated net realized gain (loss), as appropriate, in the periods that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, distribution reclassification, expiration of capital losses, have been reclassified to/from the following accounts as of January 31, 2014:

	Paid-in- Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Net Realized Gain (Loss) ($ Thousands)
Government Fund	$(4)	$—	$4
Government II Fund	—	2	(2)
Treasury Fund	(20)	—	20
Treasury II Fund	—	12	(12)
Ultra Short Duration Bond Fund	(1,045)	541	504
Short-Duration Government Fund	—	2,820	(2,820)
Intermediate-Duration Government Fund	—	58	(58)
GNMA Fund	—	2,351	(2,351)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions during the last two fiscal years was as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)
Money Market Fund	2014	$66	$—	$66
	2013	227	—	227
Government Fund	2014	320	—	320
	2013	265	—	265
Government II Fund	2014	129	—	129
	2013	163	—	163
Prime Obligation Fund	2014	508	—	508
	2013	2,739	—	2,739
Treasury Fund	2014	31	—	31
	2013	38	—	38
Treasury II Fund	2014	73	—	73
	2013	94	—	94
Ultra Short Duration Bond Fund	2014	2,035	—	2,035
	2013	2,657	—	2,657
Short-Duration Government Fund	2014	6,916	—	6,916
	2013	11,946	902	12,848
Intermediate-Duration Government Fund	2014	643	—	643
	2013	1,016	—	1,016
GNMA Fund	2014	3,835	—	3,835
	2013	10,523	950	11,473

As of January 31, 2014, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post-October Losses ($ Thousands)	Other Temporary Differences ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Total Earnings/ (Accumulated Losses) ($ Thousands)
Money Market Fund	$4	$—	$—	$—	$(2)	$—	$2
Government Fund	30	—	(32)	—	(30)	—	(32)
Government II Fund	7	—	—	—	(12)	—	(5)
Prime Obligation Fund	39	—	(56)	—	(39)	—	(56)
Treasury Fund	3	—	(5)	—	(3)	—	(5)
Treasury II Fund	17	—	—	—	(6)	—	11
Ultra Short Duration Bond Fund	157	—	(22,894)	(33)	(158)	(211)	(23,139)
Short-Duration Government Fund	1,158	—	(5,154)	(292)	(1,183)	6,673	1,202
Intermediate-Duration Government Fund	112	—	(1,279)	(35)	(53)	330	(925)
GNMA Fund	241	—	(4,869)	(265)	(243)	4,754	(382)

68	SEI Daily Income Trust / Annual Report / January 31, 2014

At January 31, 2014, the following Funds had capital loss carryforwards to offset future realized capital gains:

	Amount ($ Thousands)	Expiration
Government Fund	$32	1/31/16
Prime Obligation Fund	56	1/31/17
Treasury Fund	5	1/31/15
Ultra Short Duration Bond Fund	1,716	1/31/15
	296	1/31/16
	181	1/31/17
	3,642	1/31/18
	11,895	1/31/19

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired.

During the fiscal year ended January 31, 2014, the Prime Obligation Fund, Treasury Fund and Intermediate-Duration Government Fund utilized $2,211, $1,857 and $163,881, respectively, of capital loss carryforwards to offset capital gains. During the fiscal year ended January 31, 2014, the Government Fund, Treasury Fund and Ultra Short Duration Bond Fund had expired capital loss carryforwards of $4,425, $20,361 and $1,044,609, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward under these new provisions are as follows ($ Thousands):

	Short-Term Loss	Long-Term Loss	Total*
Ultra Short Duration Bond Fund	$—	$5,164	$5,164
Short-Duration Government Fund	4,604	550	5,154
Intermediate-Duration Government Fund	1,152	127	1,279
GNMA	4,532	337	4,869

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended January 31, 2014, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost located in the Statements of Assets and Liabilities.

For Federal income tax purposes, the cost of securities owned at January 31, 2014, and net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fixed Income Funds at January 31, 2014, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Ultra Short Duration Bond Fund	$275,479	$866	$(1,077)	$(211)
Short-Duration Government Fund	827,044	7,742	(1,069)	6,673
Intermediate-Duration Government Fund	25,569	577	(247)	330
GNMA Fund	229,802	5,555	(801)	4,754

Management has analyzed the Funds’ tax positions taken on the federal tax returns for all open tax years and has concluded that as of January 31, 2014, no provision for income tax is required in the Funds’ financial statements. All uncertain tax positions, except for the accretion of market discount associated with the structured investment vehicles subject to the capital support agreement, meet the more likely than not criteria established in ASC paragraph 740. SEI, which is the parent company of the Adviser, has agreed to indemnify the fund if the Internal Revenue Service (“IRS”) were to disagree with a position taken on the tax return for the fiscal year ended January 31, 2011. Accordingly, no provision for taxes is required. The Fund’s federal income and excise tax returns are subject to examination by the IRS and state departments of revenue, for all open tax years under the applicable Statutes of Limitation which have not expired.

6. INVESTMENT RISKS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty to the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claim is considered remote.

7. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements.

SEI Daily Income Trust / Annual Report / January 31, 2014	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

SEI Daily Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Daily Income Trust, comprised of the Money Market Fund, Government Fund, Government II Fund, Prime Obligation Fund, Treasury Fund, Treasury II Fund, Ultra Short Duration Bond Fund, Short-Duration Government Fund, Intermediate-Duration Government Fund and GNMA Fund (collectively, the “Funds”), as of January 31, 2014, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Daily Income Trust as of January 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 28, 2014

70	SEI Daily Income Trust / Annual Report / January 31, 2014

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of January 31, 2014.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd., and SEI Asset Korea Co., Ltd.
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. since April 1997-December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the Independent Review Committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust , SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2014	71

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Strucured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009)	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Insurance Products Trust, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A

72	SEI Daily Income Trust / Annual Report / January 31, 2014

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

The following chart lists Trustees and Officers as of January 31, 2014.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Privacy Officer and Anti-Money Laundering Compliance Officer	since 2013

Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-

May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust

September 2008-September 2010.

				N/A	N/A

[1]

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust and New Covenant Funds.

SEI Daily Income Trust / Annual Report / January 31, 2014	73

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Money Market Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.16%	$0.81
Class B	1,000.00	1,000.10	0.16	0.81
Class C	1,000.00	1,000.10	0.16	0.81
Sweep Class	1,000.00	1,000.10	0.16	0.81
Hypothetical 5% Return
Class A	$1,000.00	$1,024.40	0.16%	$0.82
Class B	1,000.00	1,024.40	0.16	0.82
Class C	1,000.00	1,024.40	0.16	0.82
Sweep Class	1,000.00	1,024.40	0.16	0.82
Government Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.08%	$0.40
Class B	1,000.00	1,000.10	0.08	0.40
Class C	1,000.00	1,000.10	0.08	0.40
Sweep Class	1,000.00	1,000.10	0.07	0.35
Hypothetical 5% Return
Class A	$1,000.00	$1,024.80	0.08%	$0.41
Class B	1,000.00	1,024.80	0.08	0.41
Class C	1,000.00	1,024.80	0.08	0.41
Sweep Class	1,000.00	1,024.85	0.07	0.36

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Government II Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.08%	$0.40
Class B	1,000.00	1,000.10	0.08	0.40
Class C	1,000.00	1,000.10	0.08	0.40
Hypothetical 5% Return
Class A	$1,000.00	$1,024.80	0.08%	$0.41
Class B	1,000.00	1,024.80	0.08	0.41
Class C	1,000.00	1,024.80	0.08	0.41
Prime Obligation Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.17%	$0.86
Class B	1,000.00	1,000.10	0.17	0.86
Class C	1,000.00	1,000.10	0.17	0.86
Class H	1,000.00	1,000.10	0.17	0.86
Sweep Class	1,000.00	1,000.10	0.17	0.86
Hypothetical 5% Return
Class A	$1,000.00	$1,024.35	0.17%	$0.87
Class B	1,000.00	1,024.35	0.17	0.87
Class C	1,000.00	1,024.35	0.17	0.87
Class H	1,000.00	1,024.35	0.17	0.87
Sweep Class	1,000.00	1,024.35	0.17	0.87

74	SEI Daily Income Trust / Annual Report / January 31, 2014

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Treasury Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.05%	$0.25
Class B	1,000.00	1,000.10	0.05	0.25
Class C	1,000.00	1,000.10	0.05	0.25
Sweep Class	1,000.00	1,000.10	0.06	0.30
Hypothetical 5% Return
Class A	$1,000.00	$1,024.95	0.05%	$0.26
Class B	1,000.00	1,024.95	0.05	0.26
Class C	1,000.00	1,024.95	0.05	0.26
Sweep Class	1,000.00	1,024.90	0.06	0.31
Treasury II Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.05%	$0.25
Class B	1,000.00	1,000.10	0.05	0.25
Class C	1,000.00	1,000.10	0.05	0.25
Hypothetical 5% Return
Class A	$1,000.00	$1,024.95	0.05%	$0.26
Class B	1,000.00	1,024.95	0.05	0.26
Class C	1,000.00	1,024.95	0.05	0.26
Ultra Short Duration Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,006.20	0.38%	$1.92
Hypothetical 5% Return
Class A	$1,000.00	$1,023.29	0.38%	$1.94

	Beginning Account Value 8/1/13	Ending Account Value 1/31/14	Annualized Expense Ratios	Expenses Paid During Period*
Short-Duration Government Fund
Actual Fund Return
Class A	$1,000.00	$1,006.90	0.48%	$2.43
Hypothetical 5% Return
Class A	$1,000.00	$1,022.79	0.48%	$2.45
Intermediate-Duration Government Fund
Actual Fund Return
Class A	$1,000.00	$1,012.90	0.53%	$2.69
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.53%	$2.70
GNMA Fund
Actual Fund Return
Class A	$1,000.00	$1,028.30	0.63%	$3.22
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

SEI Daily Income Trust / Annual Report / January 31, 2014	75

Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2014, taxable year end, this notice is for information purposes only. For shareholders with a January 31, 2014, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended January 31, 2014, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distribution	(B) Ordinary Income Distributions (Tax Basis)	(C) Total Distributions (Tax Basis)	U.S. Government Interest (1)		Interest Related Dividends (2)	Short-Term Capital Gains Dividends (3)
Money Market Fund	0.00%	100.00%	100.00%	0.00	%*	98.32%	100.00%
Government Fund	0.00%	100.00%	100.00%	0.56	%*	100.00%	0.00%
Government II Fund	0.00%	100.00%	100.00%	10.75	%*	99.86%	100.00%
Prime Obligation Fund	0.00%	100.00%	100.00%	0.00	%*	98.31%	0.00%
Treasury Fund	0.00%	100.00%	100.00%	59.44	%*	100.00%	0.00%
Treasury II Fund	0.00%	100.00%	100.00%	100.00	%*	97.94%	100.00%
Ultra Short Duration Bond Fund	0.00%	100.00%	100.00%	0.25	%*	95.23%	0.00%
Short-Duration Government Fund	0.00%	100.00%	100.00%	13.23	%*	97.74%	0.00%
Intermediate-Duration Government Fund	0.00%	100.00%	100.00%	5.92	%*	100.00%	0.00%
GNMA Fund	0.00%	100.00%	100.00%	0.00	%*	96.67%	0.00%

Items (A), (B), (C) are based on the percentage of the Fund’s total distribution.

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the “*” funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(2)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(3)	The percentage in this column represents the amount of “Short-Term Capital Gains Dividends” and is reflected as a percentage of short- term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Please consult your tax adviser for proper treatment of this information.

76	SEI Daily Income Trust / Annual Report / January 31, 2014

SEI DAILY INCOME TRUST ANNUAL REPORT JANUARY 31, 2014

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-022 (01/14)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fiscal 2014			Fiscal 2013
	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees(1)	$190,000	N/A	$0	$190,000	N/A	$0
(b) Audit-Related Fees(3)	$0	$0	$0	$20,000	$0	$0
(c) Tax Fees	$0	$0	$0	$0	$0	$0
(d) All Other Fees(2)	$0	$237,000	$0	$0	$262,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See item 4(g)(1) for a description of the services comprising the fees disclosed in this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2014	Fiscal 2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2014 and 2013 were $237,000 and $262,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13 and agreed upon procedures report over certain internal controls related to compliance with federal securities laws.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Committee’s Charter, adopted on June 18th, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b)) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Daily Income Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: April 7, 2014

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: April 7, 2014